Securities Act File No.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐   Pre-Effective Amendment No.   ☐ Post-Effective Amendment No.

(Check appropriate box or boxes)

__________________________________________________________________

BNY Mellon ETF TRUST ii
(Exact Name of Registrant as Specified in its Charter)

Registrant's Telephone Number, including Area Code: (212) 922-6000

c/o BNY Mellon ETF Investment Adviser, LLC
240 Greenwich Street
New York, New York 10286
(Address of Principal Executive Offices)

Jeff Prusnofsky, Esq.
c/o BNY Mellon ETF Investment Adviser, LLC
240 Greenwich Street
New York, New York 10286
(Name and Address of Agent for Service)

COPY TO:

Beau Yanoshik, Esq.
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

Approximate Date of Proposed Public Offering:
As soon as practicable after this Registration Statement is declared effective.

It is proposed that this filing will become effective on July 16, 2025 pursuant to Rule 488 under the Securities Act of 1933.

No filing fee is due because Registrant is relying on Section 24(f) of the
Investment Company Act of 1940, as amended.

BNY MELLON INCOME STOCK FUND

c/o BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, New York 10286

1-800-373-9387

www.bny.com/investments

Dear Shareholder:

A special meeting of shareholders of BNY Mellon Income Stock Fund (the “Fund”), a series of BNY Mellon Funds Trust (the “Fund Trust”), will be held in a virtual meeting format on September 10, 2025, at 10:00 a.m. Eastern time. As a shareholder of the Fund, you are being asked to vote on an Agreement and Plan of Reorganization providing for the reorganization of the Fund, a mutual fund, into BNY Mellon Enhanced Dividend and Income ETF (the “Acquiring ETF”), an exchange-traded fund (“ETF”). As described in more detail below, if the reorganization is approved, Fund shareholders will receive Acquiring ETF shares (and cash in lieu of fractional shares, if any), cash, or Wealth shares of Dreyfus Government Cash Management, a government money market fund, in exchange for their Fund shares. If you hold your Fund shares through an account that is not permitted to hold Acquiring ETF shares (a “Non-Qualifying Account”), including through an individual retirement account or group retirement plan whose plan sponsor does not have the ability to hold shares of an ETF on its platform, please see additional information below.

Shareholders of record of the Fund at the close of business on July 14, 2025 will be asked to vote to approve the proposed Agreement and Plan of Reorganization. If approved by shareholders, the reorganization is expected to close after the close of business on or about December 5, 2025 (the “Closing Date”).

The Fund is a series of the Fund Trust. The Acquiring ETF is a newly created series of BNY Mellon ETF Trust II (the “ETF Trust II”) that will commence operations upon the closing of the reorganization. BNY Mellon Investment Adviser, Inc. (“BNY Adviser”) is the investment adviser to the Fund and BNY Mellon ETF Investment Adviser, LLC (“BNY ETF Adviser”), an affiliate of BNY Adviser, will serve as investment adviser to the Acquiring ETF. The current portfolio managers of the Fund will serve as the portfolio managers of the Acquiring ETF. The Acquiring ETF has the same investment objective and similar investment strategies as the Fund. Management of the Fund believes that the proposed reorganization would permit the Fund’s shareholders to pursue a similar investment goal in an ETF that has a lower management fee and an estimated lower total annual expense ratio than the Fund. Management also believes that, if the reorganization is completed, Fund shareholders may benefit from certain potential advantages offered by ETFs, including greater tax efficiency, the ability to purchase and sell shares throughout the trading day at the then-prevailing market price on an exchange, less cash drag on performance, and lower portfolio transaction costs. As a result, Fund management recommended to the Fund Trust’s Board of Trustees that the Fund be reorganized into the Acquiring ETF.

If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you will no longer be a shareholder of the Fund. If you hold your Fund shares through an account that may hold Acquiring ETF shares (a “Qualifying Account”), such as accounts with an affiliated broker-dealer of BNY ETF Adviser or an unaffiliated broker-dealer, you will become a shareholder of the Acquiring ETF. The Acquiring ETF offers one class of shares. Each shareholder of the Fund that holds his or her shares through a Qualifying Account at the time of the reorganization will receive shares of the Acquiring ETF with an aggregate net asset value equal to the aggregate net asset value of that shareholder’s investment in the Fund immediately before the reorganization. In addition, approximately two business days before the reorganization, any fractional Fund shares held by shareholders through a Qualifying Account will be redeemed at the current net asset value, and the Fund will distribute the redemption proceeds in cash to those shareholders. Each shareholder of the Fund that holds his or her Fund shares through a Non-Qualifying Account will not become a shareholder of the Acquiring ETF. Instead, each such shareholder will receive cash or Wealth shares of Dreyfus Government Cash Management as follows:

•	If you hold Fund shares in an account directly with the Fund at its transfer agent, BNY Mellon Transfer, Inc., and do not transfer your shares to a Qualifying Account, approximately two to three weeks before the reorganization you will receive cash equal in value to the aggregate net asset value of your Fund shares at such time.
•	If you hold Fund shares in a brokerage account with a financial intermediary that only allows the client to hold shares of mutual funds in the account, you will receive cash equal in value to the aggregate net asset value of your Fund shares immediately before the reorganization.
•	If you hold Fund shares through a BNY-sponsored retirement account directly with the Fund at its transfer agent, approximately two to three weeks before the reorganization your Fund shares will be exchanged for Wealth shares of Dreyfus Government Cash Management equal in value to the aggregate net asset value of your Fund shares at such time.
•	If you hold Fund shares through an individual retirement account or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the reorganization or, if applicable, your financial intermediary may transfer your investment in the Fund to a different investment option prior to the reorganization. If such shares are not redeemed or transferred prior to the reorganization, you will receive cash equal in value to the aggregate net asset value of your Fund shares immediately before the reorganization.

If you currently hold your Fund shares through an account directly with the Fund at its transfer agent, BNY Mellon Transfer, Inc., management will attempt to contact you to discuss available options, including the opportunity to establish a Qualifying Account with a BNY ETF Adviser affiliate. Qualifying Accounts are offered by BNY Brokerage Services, an affiliate of BNY Adviser and BNY ETF Adviser. To open a brokerage account with BNY Brokerage Services, please call 1-800-843-5466 or visit https://bnybrokerageaccount.netxinvestor.com/nxi/welcome.

No sales charges or redemption fees will be imposed in connection with the reorganization. If the shareholders of the Fund do not approve the proposed Agreement and Plan of Reorganization, then the reorganization will not be implemented and the Board of Trustees of the Fund Trust will consider what other actions, if any, may be appropriate.

After review, the Fund Trust’s Board of Trustees has unanimously approved the proposed reorganization. In approving the reorganization, the Fund Trust’s Board of Trustees determined that the reorganization is in the best interests of the Fund and that the interests of the Fund’s shareholders will not be diluted as a result of the reorganization. The Fund Trust’s Board of Trustees recommends that you read the enclosed materials carefully and then vote FOR the proposal. Your vote is extremely important, no matter how large or small your Fund holdings. By voting promptly, you can help avoid additional costs that are incurred with follow-up letters and calls.

To vote, you may use any of the methods listed below.

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.
•	Over the Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.
•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.
•	At the Meeting. You will not be able to attend the meeting in person, but you may attend the meeting virtually and vote over the Internet during the meeting.

Further information about the proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote. If you are a BNY Wealth Client and have any questions, you should contact your account officer by calling 1-866-804-5023. If you are a BNY Wealth Brokerage Client and have any questions, you should contact your financial advisor or call 1-800-830-0549 Option 2 for BNY Wealth Management Direct, 1-800-843-5466 for accounts held by BNY Brokerage Services, or 1-800-373-9387 for direct fund accounts.

The meeting will be conducted over the Internet in a virtual meeting format only. However, if it is determined that the meeting will be held in person, we will make an announcement in the manner discussed in the Notice of Special Meeting of Shareholders.

We encourage you to vote over the Internet or by telephone using the number that appears on your proxy card. If you later decide to attend the meeting virtually, you may revoke your proxy and vote your shares over the Internet during the meeting. Whichever voting method you choose, please take the time to read the full text of the Prospectus/Proxy Statement before you vote.

Thank you.

Sincerely,
Lisa Sampson President BNY Mellon Funds Trust

[_____], 2025

PROPOSED REORGANIZATION OF

BNY MELLON INCOME STOCK FUND

(the “Fund”)

WITH AND INTO

BNY MELLON ENHANCED DIVIDEND AND INCOME ETF

(the “Acquiring ETF”)

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision about the proposed reorganization. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

What am i being asked to vote on?

It is proposed that the Fund, which is currently operated as a mutual fund, be converted into an exchange-traded fund (“ETF”) through its reorganization with and into the Acquiring ETF. As a shareholder of the Fund, you are being asked to vote on an Agreement and Plan of Reorganization that provides for such reorganization. If the reorganization is approved by shareholders, the Fund will transfer its assets to the Acquiring ETF, in exchange for whole shares of the Acquiring ETF and the assumption by the Acquiring ETF of the Fund’s liabilities. As described in more detail below, in exchange for their Fund shares, Fund shareholders will receive Acquiring ETF shares (and cash in lieu of fractional shares, if any), cash, or Wealth shares of Dreyfus Government Cash Management, a government money market fund advised by BNY Mellon Investment Adviser, Inc. (“BNY Adviser”), the Fund’s current investment adviser, and sub-advised by Dreyfus, a division of Mellon Investments Corporation, an affiliate of BNY Adviser. If you hold your Fund shares through an account that is not permitted to hold Acquiring ETF shares (a “Non-Qualifying Account”), including through an individual retirement account or group retirement plan whose plan sponsor does not have the ability to hold shares of an ETF on its platform, please see additional information below. After the reorganization, the Fund will cease operations and will be terminated as a series of the BNY Mellon Funds Trust (the “Fund Trust”).

WHAT WILL HAPPEN TO MY INVESTMENT IN THE FUND IF THE PROPOSED REORGANIZATION IS APPROVED AND I HOLD MY FUND SHARES IN AN ACCOUNT THAT MAY HOLD ACQUIRING ETF SHARES?

If the reorganization is approved, and you hold your Fund shares through an account that may hold Acquiring ETF shares (a “Qualifying Account”), such as an account with an affiliated broker-dealer of BNY Mellon ETF Investment Adviser, LLC (“BNY ETF Adviser”) or an unaffiliated broker-dealer, you will become a shareholder of the Acquiring ETF on or about December 5, 2025 (the “Closing Date”), and will no longer be a shareholder of the Fund. You will receive shares of the Acquiring ETF with an aggregate net asset value equal to the aggregate net asset value of your investment in the Fund immediately before the reorganization. In addition, approximately two business days before the reorganization, any fractional Fund shares you hold will be redeemed at the current net asset value, and the Fund will distribute the redemption proceeds to you in cash.

WHAT WILL HAPPEN TO MY INVESTMENT IN THE FUND IF THE PROPOSED REORGANIZATION IS APPROVED AND I HOLD MY FUND SHARES IN AN ACCOUNT THAT IS NOT PERMITTED TO HOLD ACQUIRING ETF SHARES?

If the reorganization is approved and you hold your Fund shares through a Non-Qualifying Account, such as an account directly with the Fund at the Fund’s transfer agent or in a brokerage account with a financial intermediary that only allows you to hold mutual fund shares, you will not receive Acquiring ETF shares in connection with the reorganization. Instead, depending on the type of account through which you hold your Fund shares, you will either receive cash or Wealth shares of Dreyfus Government Cash Management. Please see additional information below with respect to non-accommodating retirement accounts. The redemption or transfer of your investment may be subject to tax. More detail is provided below with respect to the types of accounts that cannot hold Acquiring ETF shares and what will happen if you own your investment in the Fund through such accounts.

•	Non-Accommodating Brokerage Accounts: If you hold Fund shares in a brokerage account with a financial intermediary that only allows the client to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the reorganization, you will not receive Acquiring ETF shares as part of the reorganization. Instead, your investment will be redeemed, and you will receive cash equal in value to the aggregate net asset value of your Fund shares immediately before the reorganization.

•	Non-Accommodating Retirement Accounts: If you hold Fund shares through an individual retirement account (“IRA”) or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the reorganization or, if applicable, your financial intermediary may transfer your investment in the Fund to a different investment option prior to the reorganization. If such shares are not redeemed or transferred prior to the reorganization, you will receive cash equal in value to the aggregate net asset value of your Fund shares immediately before the reorganization.

•	Fund Direct Accounts: If you hold Fund shares in an account directly with the Fund at its transfer agent, BNY Mellon Transfer, Inc., you should transfer your Fund shares to a brokerage account that can accept the Acquiring ETF shares. If such a change is not made, you will not receive Acquiring ETF shares as part of the reorganization. Instead, approximately two to three weeks before the reorganization, your investment will be redeemed, and you will receive cash equal in value to the aggregate net asset value of your Fund shares at such time.

•	Fund Direct BNY-Sponsored Retirement Accounts: If you hold Fund shares through a BNY-sponsored retirement account directly with the Fund at its transfer agent, BNY Mellon Transfer, Inc., and do not take action to transfer the investment in the Fund to a different investment option or to a Qualifying Account, approximately two to three weeks before the reorganization your Fund shares will be exchanged for Wealth shares of Dreyfus Government Cash Management equal in value to the aggregate net asset value of your Fund shares at such time. To request a copy of Dreyfus Government Cash Management’s prospectus, please call 1-800-373-9387.

Please consult with your financial intermediary or tax advisor for more information on the impact that the reorganization would have on you and your investment. If you are a BNY Wealth Client and have any questions, you should contact your account officer by calling 1-866-804-5023. If you are a BNY Wealth Brokerage Client and have any questions, you should contact your financial advisor or call 1-800-830-0549 Option 2 for BNY Wealth Management Direct, 1-800-843-5466 for accounts held by BNY Brokerage Services, or 1-800-373-9387 for direct fund accounts. If you do not currently hold your Fund shares through a brokerage account that can hold Acquiring ETF shares, please see the information below for additional actions that you must take to receive Acquiring ETF shares as part of the reorganization. If you are unsure about the ability of your account to accept Acquiring ETF shares (i.e., ETF shares), please call BNY Brokerage Services at 1-800-843-5466 or contact your financial advisor or other financial intermediary.

If you currently hold your Fund shares through an account directly with the Fund at its transfer agent, BNY Mellon Transfer, Inc., management will attempt to contact you to discuss available options, including the opportunity to establish a Qualifying Account with a BNY ETF Adviser affiliate.

HOW DO I TRANSFER MY FUND SHARES FROM A FUND DIRECT ACCOUNT TO A QUALIFYING ACCOUNT?

Transferring your shares from a fund direct account to a Qualifying Account should be a simple process. Qualifying Accounts are offered by BNY Brokerage Services, an affiliate of BNY Adviser and BNY ETF Adviser, the Acquiring ETF’s investment adviser. To open a brokerage account with BNY Brokerage Services, please call 1-800-843-5466 or visit https://bnybrokerageaccount.netxinvestor.com/nxi/welcome.

The sooner you initiate the transfer, the better.

HOW DO I TRANSFER MY FUND SHARES FROM A NON-ACCOMMODATING BROKERAGE ACCOUNT TO A BROKERAGE ACCOUNT THAT WILL ACCEPT ACQUIRING ETF SHARES?

The broker where you hold your Fund shares should be able to assist you in changing the characteristics of your brokerage account to a Qualifying Account. Contact your broker to make the necessary changes to your account. The sooner you initiate making these changes, the better.

DOES THE ACQUIRING ETF OFFER MULTIPLE CLASSES OF SHARES AND/OR ISSUE FRACTIONAL SHARES?

The Acquiring ETF offers one class of shares and does not issue fractional shares. If the reorganization is approved by the Fund’s shareholders, Class A, Class C, Class I, Class Y, and Investor shares of the Fund will be converted into Class M shares of the Fund (without a contingent deferred sales charge or other charge). The share class conversion is expected to occur approximately two weeks before the reorganization. In addition, approximately two weeks before the reorganization, the Fund may, if deemed advisable by management of BNY Adviser, effect a share split (either forward or reverse) to approximate the net asset value per share of the Acquiring ETF. After such share split (if any), any fractional shares held by shareholders will be redeemed at the current net asset value, and the Fund will distribute the redemption proceeds in cash to those shareholders. The redemption of fractional shares is expected to occur approximately two business days before the reorganization. The distribution to shareholders of redemption proceeds, which is expected to be a small amount, will likely be a taxable event to shareholders who hold their shares in a taxable account and shareholders are encouraged to consult their tax advisors to determine the effect of such redemption. In order to facilitate these operational matters, the Fund may be closed for certain periods of time prior to the share split (if any) and redemption of fractional shares.

HOW DO ACQUIRING ETF SHARES TRADE?

After the reorganization, individual shares of the Acquiring ETF may only be purchased and sold on The NASDAQ Stock Market LLC, other national securities exchanges, electronic crossing networks and other alternative trading systems. Should you decide to purchase or sell shares of the Acquiring ETF after the reorganization, you will need to place a trade through a broker who will execute the trade on an exchange at prevailing market prices. Shares of ETFs can only be purchased and redeemed directly from an ETF by authorized participants (“APs”), which are typically large financial institutions that agree to facilitate the secondary market for an ETF’s shares through the creation and redemption process (described herein). Because Acquiring ETF shares will trade at market prices rather than at net asset value, Acquiring ETF shares may trade at a price less than (discount) or greater than (premium) the Acquiring ETF’s net asset value. As with all ETFs, your broker may charge a commission for purchase and sale transactions, although ETFs trade with no transaction fees (NTF) on many platforms.

WHAT ARE SOME FEATURES OF ETFs THAT DIFFER FROM MUTUAL FUNDS?

The following are some unique features of ETFs as compared to mutual funds:

•	Purchases and Sales of ETF Shares on an Exchange throughout the Day. ETFs provide shareholders with the opportunity to purchase and sell shares throughout the day at market-determined prices, instead of being required to wait to make a purchase or a redemption at the next calculated net asset value per share at the end of the trading day, as is the case with mutual funds. This means that when a shareholder decides to purchase or sell shares of the ETF, the shareholder can act on that decision immediately by contacting the shareholder’s broker to execute the trade. The market price at which investors buy and sell ETF shares will fluctuate based on investor demand and may be higher or lower than the ETF’s net asset value per share, and may be higher or lower than the ETF’s next calculated net asset value at the close of the trading day.
•	Sales only through a Broker. Unlike a mutual fund’s shares, individual shares of ETFs, like the Acquiring ETF, are not purchased or sold at net asset value directly with the ETF. Shares of the Acquiring ETF may be acquired or redeemed directly from the Acquiring ETF only in large blocks of shares (“creation units”), and only an AP may engage in creation or redemption transactions directly with the Acquiring ETF. Once created, shares of the Acquiring ETF generally will trade in the secondary market in amounts less than a creation unit. Acquiring ETF shares may only be purchased and sold on a stock exchange through a broker at market prices. When buying and selling shares through a broker, a shareholder may incur brokerage or other charges determined by the broker, although ETFs trade with no transaction fees (NTF) on many platforms. In addition, a shareholder of an ETF, such as the Acquiring ETF, may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The trading prices of an ETF’s shares in the secondary market will fluctuate continuously throughout trading hours based on the supply and demand for the ETF’s shares and shares of the underlying securities held by the ETF, economic conditions and other factors.
•	Transparency. The Acquiring ETF will be a transparent ETF that operates with full transparency to its portfolio holdings. Following the reorganization, the Acquiring ETF, like other transparent ETFs, will make its portfolio holdings public each day. This holdings information, along with other information about the Acquiring ETF, will be available on the Acquiring ETF’s website www.bny.com/investments.
•	Tax Efficiency. In a mutual fund, when portfolio securities are sold, including in order to rebalance holdings or to raise cash for redemptions, the sale can create capital gains that impact all taxable shareholders of the mutual fund. In contrast, many ETFs create and redeem their shares in-kind, which enables them to distribute appreciated securities in a redemption transaction without recognizing gain on those securities. As a result, shareholders in an ETF that creates and redeems its shares in-kind are largely only subject to capital gains on their investment in the ETF after they sell their ETF shares. The Acquiring ETF intends to create and redeem its shares primarily in-kind and take advantage of the potential for greater tax efficiency offered by the ETF structure.

The Acquiring ETF is also subject to certain risks unique to operating as an ETF – see “DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS, STRATEGIES AND RISKS?” below for further information regarding such risks.

WHAT ARE THE EXPECTED BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The reorganization will permit the Fund’s shareholders to pursue a similar investment goal in an ETF that has a lower management fee and an estimated lower total annual expense ratio than the Fund. In addition, investing in an ETF may provide certain potential advantages compared to investing in a mutual fund, including greater tax efficiency, the ability to purchase and sell shares throughout the trading day at the then-prevailing market price on an exchange, less cash drag on performance, and lower portfolio transaction costs.

An investment in the Acquiring ETF may have lower portfolio transactions costs and greater tax efficiency than an investment in the Fund. The Fund may sell portfolio holdings when implementing its strategy or to meet shareholder redemption requests. Selling portfolio holdings at a gain results in taxable distributions to Fund shareholders if there are no offsetting losses. In addition, Fund shareholders pay taxes on the appreciation of their Fund shares when they are sold. With respect to the Acquiring ETF, APs will primarily purchase and redeem shares of the Acquiring ETF in exchange for a basket of securities, rather than cash. These “in-kind” purchases and redemptions will permit the Acquiring ETF to avoid the usual transaction costs and market impact of cash transactions that the Fund typically experiences. In addition, the Acquiring ETF does not expect to incur capital gains on the in-kind disposition of portfolio holdings. To the extent the Acquiring ETF sells portfolio holdings at a gain to implement its strategy or engages in cash transactions with APs, it will result in taxable distributions to Acquiring ETF shareholders if there are no offsetting losses, similar to the Fund. In addition, similar to the Fund, Acquiring ETF investors will pay taxes on the appreciation of their Acquiring ETF shares when they are sold. Management also believes that shareholders should benefit from more efficient portfolio management and certain operational efficiencies. For example, ETFs are not required to redeem shares directly from retail shareholders and as a result, portfolio managers generally do not have to maintain a certain level of cash in order to maintain liquidity for redemptions, which may give the Acquiring ETF’s portfolio managers more flexibility to keep the portfolio more fully invested than a typical mutual fund. Finally, ETF shares are bought and sold on a national securities exchange, which will give ETF investors the ability to buy or sell Acquiring ETF shares throughout the day at the current market price. Mutual funds, like the Fund, are bought and redeemed at the net asset value determined at the end of the trading day. The potential benefits of the reorganization are described in greater detail in the enclosed Prospectus/Proxy Statement. While operating as an ETF offers potential benefits, it also subjects the Acquiring ETF to certain unique risks – see “DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS, STRATEGIES AND RISKS?” below for further information regarding such risks.

WHO WILL MANAGE THE ACQUIRING ETF FOLLOWING THE REORGANIZATION?

If the reorganization is approved and consummated, the Fund’s current investment adviser, BNY Adviser, will be replaced by BNY ETF Adviser, an affiliate of BNY Adviser, as the Acquiring ETF’s investment adviser. Newton Investment Management North America, LLC (“NIMNA”) is the sub-adviser of the Fund and will serve as sub-adviser to the Acquiring ETF. NIMNA has entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management Limited (“Newton Limited”), which enables Newton Limited to provide certain advisory services to NIMNA for the benefit of the Fund, including, but not limited to, portfolio management services (the “Advisory Services”). Newton Limited also will serve as sub-sub-adviser to the Acquiring ETF and may provide the Advisory Services to NIMNA as the Acquiring ETF’s sub-adviser. The current portfolio managers of the Fund will serve as the portfolio managers of the Acquiring ETF. See “Fund Details—Investment Adviser, Sub-Adviser and Sub-Sub-Adviser” and “—Primary Portfolio Managers” in the Prospectus/Proxy Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS, STRATEGIES AND RISKS?

The Acquiring ETF has the same investment objective, and similar investment strategies and risks, as the Fund. Each fund’s investment objective is to seek total return (consisting of capital appreciation and income). To pursue this goal, the Fund invests primarily in stocks and the Acquiring ETF will invest primarily in securities and other instruments that generate dividends and other sources of income. NIMNA selects stocks for the Fund based on value, growth, and financial profile, while NIMNA will select securities for the Acquiring ETF based on intrinsic value, sound business fundamentals, positive business momentum and income. Unlike the Fund, the Acquiring ETF expects, as part of its principal investment strategies, to invest up to 10% of its net assets in equity linked notes (“ELNs”), which are designed to provide distributable income to the Acquiring ETF. If the reorganization is approved by the Fund’s shareholders, it is currently anticipated that certain portfolio transitioning will be undertaken by the Acquiring ETF after the reorganization (see “WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?” below for further information regarding portfolio transitioning to the Acquiring ETF’s investment strategies, including the tax consequences of the portfolio transitioning).

Given that the Acquiring ETF and the Fund have the same investment objective and similar management policies and strategies, the principal risks associated with an investment in the Acquiring ETF and the Fund are similar. The Acquiring ETF is subject to certain risks unique to operating as an ETF, including: share premium and discount risk (e.g., you may pay more (or less) than net asset value when you buy shares of the Acquiring ETF in the secondary market, and you may receive less (or more) than net asset value when you sell those shares in the secondary market); AP concentration risk (e.g., there are a limited number of APs with respect to the Acquiring ETF and if they were to discontinue the creation and redemption process for the Acquiring ETF and no other APs step forward to perform these services, Acquiring ETF shares may trade at a discount to net asset value and possibly face trading halts and/or delisting; a similar risk is associated with the limited number of market makers and/or liquidity providers in the marketplace for the Acquiring ETF); and market trading risk (e.g., there can be no assurance that an active trading market for such fund shares will develop or be maintained nor that the requirements of the listing exchange necessary to maintain the listing of the fund will continue to be met). In addition, the Acquiring ETF is subject to risks related to investments in ELNs as part of its principal investment strategies.

For additional information regarding the Acquiring ETF and the Fund, please refer to “Summary—Comparison of the Acquiring ETF and the Fund—Goal and Approach” and “—Principal Investment Risks” in the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

Except as discussed below, the reorganization will not be a taxable event for federal income tax purposes. You will not recognize any capital gain or loss as a direct result of the reorganization, except with respect to shares that are redeemed, in whole or in part, in connection with the reorganization. Your tax basis in Fund shares will carry over to your Acquiring ETF shares (other than tax basis associated with shares that were redeemed), and the holding period for the Acquiring ETF shares will include the holding period for your Fund shares.

If the reorganization is approved and you hold your Fund shares through a Non-Qualifying Account, you will not receive Acquiring ETF shares in connection with the reorganization. Instead, depending on the type of account through which you hold your Fund shares, you will either receive cash or Wealth shares of Dreyfus Government Cash Management. If you hold Fund shares through an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the reorganization or, if applicable, your financial intermediary may transfer your investment in the Fund to a different investment option prior to the reorganization. If such shares are not redeemed or transferred prior to the reorganization, you will receive cash equal in value to the aggregate net asset value of your investment in the Fund immediately before the reorganization. Exchanges within an IRA or group retirement plan will generally not result in the current recognition of a capital gain or loss for federal or state income tax purposes. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income. Redemptions of fractional shares and redemptions through Non-Qualifying Accounts other than retirement accounts will generally result in the recognition of a capital gain or loss for federal and state income tax purposes with the possibility that a portion of the redemption proceeds will be treated as a return of capital to shareholders.

As a condition to the closing of the reorganization, the Fund and the Acquiring ETF will receive an opinion of counsel to the effect that, for federal income tax purposes, the reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund’s shareholders or the Acquiring ETF as a result of the reorganization except with respect to shares that are redeemed, in whole or in part, in connection with the reorganization in which you may recognize a capital gain or loss. Fund shareholders should consult their tax advisors regarding the effect, if any, of the reorganization in light of their individual circumstances.

If the reorganization is approved by the Fund’s shareholders, it is currently estimated that, following the reorganization, in connection with the transition to the Acquiring ETF’s investment strategies, certain of the Fund’s portfolio securities (currently estimated to be approximately $8.7 million or 5% of the Fund’s net assets) may be sold and the Acquiring ETF will invest in one or more ELNs. A portion of any portfolio transitioning may be done by the Acquiring ETF through in-kind transactions with APs. BNY Adviser and BNY ETF Adviser currently expect that the portfolio transaction costs and tax impact to the Acquiring ETF and its shareholders due to any portfolio transitioning will be de minimis; however, despite the best efforts of BNY ETF Adviser, the reorganization and subsequent portfolio transitioning could result in significant capital gains that would be borne by the Acquiring ETF and its shareholders. By reason of the reorganization, the Acquiring ETF will succeed to and take into account the Fund’s capital loss carryforwards, if any. The reorganization is not expected to result in limitations on the Acquiring ETF’s ability to use the Fund’s capital loss carryforwards. The ability of the Acquiring ETF to use capital losses to offset gains (even in the absence of the reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses. As of August 31, 2024, the Fund’s fiscal year end, and as of March 31, 2025, the Fund had no capital loss carryforwards.

See “Summary—Federal Income Tax Consequences” and “Information about the Reorganization—Federal Income Tax Consequences” and “—Capital Loss Carryforwards.” in the Prospectus/Proxy Statement.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING ETF THAT I MAY CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

No. The Fund currently offers certain shareholder privileges to shareholders holding shares in individual accounts, such as the Fund Exchanges service, Auto-Exchange Privilege, Automatic Asset Builder®, Payroll Savings Plan, Government Direct Deposit, Dividend Sweep, Automatic Withdrawal Plan, Letter of Intent and Corporate Pension/Profit-Sharing and Retirement Plans. The Acquiring ETF will not offer these privileges. However, the Qualified Account through which a shareholder will hold the Acquiring ETF shares may offer similar services and privileges.

WILL THE PROPOSED REORGANIZATION RESULT IN HIGHER MANAGEMENT FEES OR HIGHER TOTAL FUND EXPENSES?

No. The Acquiring ETF has a lower management fee and an estimated lower total annual expense ratio than the Fund (on both a gross and net of waivers basis). Under its agreement with BNY ETF Adviser, the Acquiring ETF has agreed to pay BNY ETF Adviser a management fee at the annual rate of 0.50% of the value of the Acquiring ETF’s average daily net assets. BNY ETF Adviser, in turn, will compensate NIMNA at the annual rate of 0.25% of the value of the Acquiring ETF’s average daily net assets for the provision of sub-investment advisory services to the Acquiring ETF. Under its agreement with BNY Adviser, the Fund has agreed to pay BNY Adviser a management fee at the annual rate of 0.65% of the value of the Fund’s average daily net assets. BNY Adviser, in turn, compensates NIMNA at the annual rate of 0.195% of the value of the Fund’s average daily net assets for the provision of sub-investment advisory services to the Fund. BNY Adviser has contractually agreed, until December 31, 2025, to waive receipt of its fees and/or assume the direct expenses of the Fund so that the direct expenses of none of Class A, Class C, Class I or Class Y shares (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowing and extraordinary expenses) exceed 0.90%.

The Acquiring ETF pays BNY ETF Adviser a “unitary” fee and BNY ETF Adviser pays substantially all of the Acquiring ETF’s expenses (everything except for the Acquiring ETF’s management fee, payments under the Acquiring ETF’s Rule 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with the Acquiring ETF’s securities lending program, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Acquiring ETF’s business). The Fund is not subject to a unitary fee and pays for most Fund expenses directly. BNY Adviser, however, pays the fees and expenses of the Fund's transfer agent, other than fees and expenses of the transfer agent associated with cash management and related services (except with respect to the Fund’s Class A, Class C, Class I and Class Y shares which bear their own transfer agent fees and expenses). Because the Acquiring ETF’s “unitary” fee is lower than the Fund’s management fee, the Acquiring ETF is expected to have a lower total annual expense ratio than the Fund. Based on operating expenses of the Fund as of March 31, 2025, the Fund’s Class A, Class C, Class I, Class Y, Class M and Investor shares’ gross total annual expense ratios were 1.26%, 2.03%, 1.01%, 0.94%, 0.92% and 1.17%, respectively, and total annual expense ratios net of fee waivers were 1.15%, 1.90%, 0.90%, 0.90%, 0.90% and 1.15%, respectively. The Acquiring ETF’s estimated gross total annual expense ratio is 0.50% (no fee waivers are in effect for the Acquiring ETF and, therefore, the Acquiring Fund does not have a separate net total annual expense ratio). For further information, see “Summary—Fees and Expenses” in the Prospectus/Proxy Statement.

WILL I BE CHARGED A SALES CHARGE, REDEMPTION FEE OR contingent deferred sales charge (“CDSC”) AT THE TIME OF THE REORGANIZATION?

No. No sales charge, redemption fee or CDSC will be imposed at the time of the reorganization. In addition, the Acquiring ETF will not be subject to any sales charges, redemption fees or CDSCs.

WHAT IF I DO NOT WANT TO OWN ACQUIRING ETF SHARES?

If the reorganization is approved by Fund shareholders and you do not want to receive Acquiring ETF shares, you can exchange your Fund shares for shares of another series of the Fund Trust that is not participating in the reorganization or redeem your Fund shares. The exchange or redemption of your Fund shares will be a taxable event if you hold your shares in a taxable account. Approximately two weeks prior to the Closing Date, the Fund will no longer permit exchanges. The last date to redeem your Fund shares is the second business day immediately preceding the Closing Date. The Closing Date is expected to be on or about December 5, 2025.

WHAT WILL HAPPEN IF THE REORGANIZATION IS NOT APPROVED?

If the shareholders of the Fund approve the reorganization, then the reorganization will be implemented. If the Fund does not receive shareholder approval, then the reorganization of the Fund will not be implemented and the Fund Trust’s Board of Trustees (the “Board”) will consider such other actions as it deems to be necessary or appropriate for the Fund.

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

Because of the expected benefits to shareholders of the Fund as a result of the reorganization (e.g., permitting Fund shareholders to pursue a similar investment goal in an ETF that has a lower management fee and a lower total annual expense ratio than the Fund; potential lower portfolio transaction costs and greater tax efficiency, and the ability to purchase and sell shares throughout the trading day at the then-prevailing market price on an exchange), expenses relating to the reorganization will be borne by the Fund, whether or not the reorganization is consummated. Such expenses are currently estimated to amount to approximately $8,481, $1,832, $61,209, $983, $206,971, and $20,524, for Class A, Class C, Class I, Class Y, Class M and Investor shares of the Fund, respectively, or 0.17% of net assets of each class, as of March 31, 2025. Based on the current estimate of the expenses of the reorganization and each class’s pro rata share of those expenses, it is estimated that holders of the Fund’s Class A, Class C, Class I, Class Y, Class M and Investor shares would start to realize the Acquiring ETF’s lower total annual expense ratio approximately four months, two months, six months, six months, six months, and four months, respectively, after the reorganization occurs. The Acquiring ETF will not bear any expenses relating to the proposed reorganization. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by the Fund or the Acquiring ETF to qualify for treatment as a regulated investment company within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”), or would prevent the reorganization from qualifying as a “reorganization” within the meaning of section 368(a) of the Code or otherwise result in the imposition of tax on either the Fund or the Acquiring ETF or on any of their respective shareholders. The Fund and the Acquiring ETF will bear their respective portfolio transaction costs, if any, including those associated with the reorganization.

HOW DOES THE FUND TRUST’S BOARD RECOMMEND I VOTE?

After considering the terms and conditions of the reorganization, the structure and operation of mutual funds and ETFs, and the investment objective, strategies, and risks of the Fund and the Acquiring ETF, fees and expenses, including the total annual expense ratios, of the Fund and the Acquiring ETF, and the costs to be incurred by the Fund in connection with the reorganization, the Board unanimously concluded that reorganizing the Fund into the Acquiring ETF is in the best interests of the Fund and that the interests of the Fund’s shareholders will not be diluted as a result of the reorganization. In reaching this conclusion, the Board determined that reorganizing the Fund into the Acquiring ETF, which has the same investment objective, a lower management fee and an estimated lower total annual expense ratio than the Fund, as well as the potential for lower transaction costs, more efficient portfolio management and greater tax efficiency offered through an ETF structure, and the ability to purchase and sell shares throughout the trading day at the then-prevailing market price on an exchange, offers potential benefits to Fund shareholders. Therefore, the Board recommends that you vote FOR the reorganization. See “Reasons for the Reorganization” in the Prospectus/Proxy Statement.

HOW CAN I VOTE MY SHARES?

To vote, you may use any of the methods listed below.
•	By mail, with the enclosed proxy card and postage-paid envelope;

•	By telephone, with a toll-free call to the number listed on your proxy card;
•	Over the Internet, at the website address listed on your proxy card; or
•	At the meeting, by attending virtually and voting over the Internet during the meeting.

We encourage you to vote over the Internet or by telephone using the number that appears on your proxy card. Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

May I attend the Meeting IN PERSON?

No. The meeting will be conducted exclusively online via live webcast. Shareholders will not be able to attend the meeting in person but may participate over the Internet. Shareholders may request the meeting credentials by emailing msfs-meetinginfo@morrowsodali.com. Please include your full name, address and the control number found on your enclosed proxy card. The meeting will begin promptly at 10:00 a.m., Eastern time, on Wednesday, September 10, 2025. The Fund encourages you to request the meeting credentials before the date of the meeting and to access the meeting a few minutes prior to the start time leaving ample time for the check in. Only shareholders of the Fund will be able to participate in the meeting. You may vote during the meeting by following the instructions available on the meeting website.

HOW DO I attend the Meeting if my shares are held in a brokerage account?

If you hold your shares through an intermediary, such as a bank, broker or other custodian (i.e., in “street name”), you must register in advance to access your individual control number in order to attend the meeting virtually online via live webcast. To register and receive your individual control number to attend the meeting online, you must email proof of your proxy power (“Legal Proxy” provided by your intermediary) from your broker, bank or other nominee indicating that you are the beneficial owner of the shares in the Fund, on the record date, and authorizing you to vote along with your name and email address to msfs-meetinginfo@morrowsodali.com (forward the email from your broker, bank or other nominee or attach an image of your Legal Proxy). The email must also state whether before the meeting you authorized a proxy to vote for you, and if so, how you instructed such proxy to vote. Requests for registration must be labeled as “Legal Proxy” and be received no later than September 8, 2025 at 12:00 p.m., Eastern time. You will receive a confirmation of your registration and your individual control number by email after the Proxy Solicitor receives your registration information.

BNY MELLON INCOME STOCK FUND

__________________________

Notice of Special Meeting of Shareholders
___________________________

To the Shareholders:

A Special Meeting of Shareholders (the “Meeting”) of BNY Mellon Income Stock Fund (the “Fund”), a series of BNY Mellon Funds Trust (the “Fund Trust”), will be held over the Internet in a virtual meeting format only on Wednesday, September 10, 2025, at 10:00 a.m. Eastern time, for the following purpose:

To approve an Agreement and Plan of Reorganization for the Fund providing for the reorganization of the Fund into BNY Mellon Enhanced Dividend and Income ETF (the “Acquiring ETF”).

The Meeting will be held in a virtual meeting format only. You will not be able to attend the Meeting in person, but you may participate over the Internet as described below. However, if it is determined that the Meeting will be held in person, we will make an announcement in the manner noted below.

Shareholders of record as of the close of business on July 14, 2025 will be entitled to receive notice of the Meeting and to vote on the proposal. As described in more detail in the Prospectus/Proxy Statement, if the reorganization is approved, in exchange for their Fund shares, Fund shareholders will receive Acquiring ETF shares (and cash in lieu of fractional shares, if any), cash, or Wealth shares of Dreyfus Government Cash Management, a government money market fund advised by BNY Mellon Investment Adviser, Inc. (“BNY Adviser”), the Fund’s investment adviser, and sub-advised by Dreyfus, a division of Mellon Investments Corporation, an affiliate of BNY Adviser. If you hold your Fund shares through an account that is not permitted to hold Acquiring ETF shares, including through an individual retirement account or group retirement plan whose plan sponsor does not have the ability to hold shares of exchange-traded funds on its platform, please see additional information included in the Prospectus/Proxy Statement.

To participate in the Meeting, you must request the Meeting credentials by emailing msfs-meetinginfo@morrowsodali.com. Please include your full name and address, your control number found on your enclosed proxy card, your intent to attend the virtual Meeting and "BNY Mellon Income Stock Fund" in the subject line. The Meeting will begin promptly at 10:00 a.m., Eastern time, on Wednesday, September 10, 2025. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance of the Meeting. To register, you must submit proof of your proxy power (legal proxy provided by your intermediary) reflecting your Fund holdings along with your name and email address to msfs-meetinginfo@morrowsodali.com. You may also forward proof of ownership from your intermediary to msfs-meetinginfo@morrowsodali.com. Requests for registration should be received no later than Monday, September 8, 2025 at 12:00 p.m., Eastern time. You will receive a confirmation email from msfs-meetinginfo@morrowsodali.com of your registration and control number that will allow you to vote over the Internet during the Meeting.

If you have any questions after considering the enclosed materials, if you are a BNY Wealth Client, you should contact your account officer by calling 1-866-804-5023. If you are a BNY Wealth Brokerage Client and have any questions, you should contact your financial advisor or call 1-800-830-0549 Option 2 for BNY Wealth Management Direct, 1-800-843-5466 for accounts held by BNY Brokerage Services, or 1-800-373-9387 for direct fund accounts.

PLEASE NOTE: If it is determined that the Meeting will be held in person, instead of virtually, an announcement of the change will be provided by means of a press release, which will be posted on our website www.bny.com/proxy. We encourage you to check the website prior to the Meeting. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system.

By Order of the Board of Trustees
Sarah Kelleher Vice President and Secretary

New York, New York

[_____], 2025

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS OF THE FUND WILL HAVE TO BE ADJOURNED OR POSTPONED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND, AT THE SHareHOLDERS’ EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER FUND SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Proposed Reorganization of

BNY MELLON INCOME STOCK FUND

(a series of BNY Mellon Funds Trust)

With and Into

BNY MELLON ENHANCED DIVIDEND AND INCOME ETF

(a series of BNY Mellon ETF Trust II)

_______________________________________

PROSPECTUS/PROXY STATEMENT
[_______], 2025

_______________________________________

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 10, 2025

This Prospectus/Proxy Statement is being furnished in connection with a solicitation of proxies by the Board of Trustees of BNY Mellon Funds Trust (the “Fund Trust”), a Massachusetts business trust, on behalf of BNY Mellon Income Stock Fund (the “Fund”), to be used at the Special Meeting of Shareholders (the “Meeting”) of the Fund to be held over the Internet in a virtual meeting format only on Wednesday, September 10, 2025 at 10:00 a.m. Eastern time, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

Shareholders of record at the close of business on July 14, 2025 are entitled to receive notice of the Meeting and to vote on the proposal. Shareholders of the Fund are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Shareholders will not be able to attend the Meeting in person but may participate over the Internet as described in the Notice of Special Meeting of Shareholders. It is proposed that the Fund transfer its assets to BNY Mellon Enhanced Dividend and Income ETF (the “Acquiring ETF”), in exchange for whole shares of the Acquiring ETF and the assumption by the Acquiring ETF of the Fund’s liabilities, as more fully described in this Prospectus/Proxy Statement (the “Reorganization”).

If the Reorganization is approved and consummated for the Fund, you will no longer be a shareholder of the Fund. If you hold your Fund shares through an account that may hold Acquiring ETF shares (a “Qualifying Account”), such as accounts with an affiliated broker-dealer of BNY Mellon ETF Investment Adviser, LLC (“BNY ETF Adviser”) or an unaffiliated broker-dealer, you will become a shareholder of the Acquiring ETF. Each shareholder of the Fund that holds his or her shares through a Qualifying Account at the time of the Reorganization will receive shares of the Acquiring ETF with an aggregate net asset value equal to the aggregate net asset value of that shareholder’s investment in the Fund immediately before the Reorganization. In addition, approximately two business days before the Reorganization, any fractional shares held by shareholders through a Qualifying Account will be redeemed at the current net asset value, and the Fund will distribute the redemption proceeds in cash to those shareholders.

Each shareholder of the Fund that holds his or her Fund shares through an account that is not permitted to hold Acquiring ETF shares (a “Non-Qualifying Account”) will not become a shareholder of the Acquiring ETF. Instead, each such shareholder will receive cash or Wealth shares of Dreyfus Government Cash Management as follows:

•	If you hold Fund shares in an account directly with the Fund at its transfer agent, BNY Mellon Transfer, Inc., and do not transfer your shares to a Qualifying Account, approximately two to three weeks before the Reorganization you will receive cash equal in value to the aggregate net asset value of your Fund shares at such time.
•	If you hold Fund shares in a brokerage account with a financial intermediary that only allows the client to hold shares of mutual funds in the account, you will receive cash equal in value to the aggregate net asset value of your Fund shares immediately before the Reorganization.
•	If you hold Fund shares through a BNY-sponsored retirement account directly with the Fund at its transfer agent, approximately two to three weeks before the Reorganization your Fund shares will be exchanged for Wealth shares of Dreyfus Government Cash Management equal in value to the aggregate net asset value of your Fund shares at such time. Dreyfus Government Cash Management is a government money market fund advised by BNY Mellon Investment Adviser, Inc. (“BNY Adviser”), the Fund’s investment adviser, and sub-advised by Dreyfus, a division of Mellon Investments Corporation, an affiliate of BNY Adviser.

•	If you hold Fund shares through an individual retirement account or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the Reorganization or, if applicable, your financial intermediary may transfer your investment in the Fund to a different investment option prior to the Reorganization. If such shares are not redeemed or transferred prior to the Reorganization, you will receive cash equal in value to the aggregate net asset value of your Fund shares immediately before the Reorganization.

More detail is provided later in the Prospectus/Proxy Statement with respect to the types of accounts that cannot hold Acquiring ETF shares and what will happen if you own your investment in the Fund through such accounts. See “Summary—Proposed Transaction.” If you currently hold your Fund shares through an account directly with the Fund at its transfer agent, BNY Mellon Transfer, Inc., management will attempt to contact you to discuss available options, including the opportunity to establish a Qualifying Account with a BNY ETF Adviser affiliate. Qualifying Accounts are offered by BNY Brokerage Services, an affiliate of BNY Adviser and BNY ETF Adviser. To open a brokerage account with BNY Brokerage Services, please call 1-800-843-5466 or visit https://bnybrokerageaccount.netxinvestor.com/nxi/welcome.

This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring ETF that Fund shareholders should know before voting on the proposal or investing in the Acquiring ETF. The Acquiring ETF and the Fund have their principal executive offices at 240 Greenwich Street, New York, New York 10286. The phone number for the Acquiring ETF is 1-833-ETF-BNYM and for the Fund is 1-800-373-9387.

A Statement of Additional Information (“SAI”) dated [________], 2025, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the “Commission”) on [________], 2025 (File No. [ ]) and is incorporated by reference in its entirety. The Commission maintains a website w.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring ETF and the Fund. A copy of the SAI is available without charge by calling 1-833-ETF-BNYM, or writing to the Acquiring ETF at its offices at 240 Greenwich Street, New York, New York 10286.

Shares of the Acquiring ETF and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Acquiring ETF, as in the Fund, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring ETF’s shares or passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The Acquiring ETF and the Fund are open-end management investment companies. The Fund is a series of the Fund Trust and is a mutual fund. The Acquiring ETF is a newly created series of BNY Mellon ETF Trust II (the “ETF Trust II”) and is an exchange-traded fund (“ETF”). The Fund is advised by BNY Adviser. The Acquiring ETF will be advised by BNY ETF Adviser, an affiliate of BNY Adviser. Newton Investment Management North America, LLC (“NIMNA”) serves as sub-adviser to the Fund and will serve as sub-adviser to the Acquiring ETF. Newton Investment Management Limited (“Newton Limited”) serves as sub-sub-adviser to the Fund and will serve as sub-sub-adviser to the Acquiring ETF. A comparison of the Acquiring ETF and the Fund is set forth in this Prospectus/Proxy Statement.

For more information regarding the Acquiring ETF, see the Acquiring ETF’s Prospectus, dated [_____], 2025, which accompanies this Prospectus/Proxy Statement, and Statement of Additional Information, dated [_____], 2025. The Acquiring ETF’s Prospectus and Statement of Additional Information, filed with the Commission (File No. 333-280471), are incorporated into this Prospectus/Proxy Statement by reference. [Hyperlink to be added when available.]

For more information regarding the Fund, see the Fund’s Prospectus, dated December 31, 2024 (please note the Fund has two prospectuses, one for Class A, Class C, Class I and Class Y shares, and one for Class M and Investor shares), and Statement of Additional Information, dated December 31, 2024, filed with the Commission (File No. 333-34844), which are incorporated into this Prospectus/Proxy Statement by reference. The Fund’s Annual Report (including its audited financial statements) for its fiscal year ended August 31, 2024, and the Fund’s Semi-Annual Report for the fiscal period ended February 28, 2025 (File No. 811-09903), also are incorporated into this Prospectus/Proxy Statement by reference. For a free copy of the Fund’s most recent Prospectus, Annual Report for the fiscal year ended August 31, 2024, or Semi-Annual Report for the fiscal period ended February 28, 2025, please call your financial adviser, or call 1-800-645-6561, visit www.bny.com/investments or write to the Fund at BNY Shareholder Services, P.O. Box 534434, Pittsburgh, Pennsylvania 15253-4434.

Shareholders of the Fund are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Holders of all classes of the Fund will vote together on the proposal. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. Unmarked but properly signed and dated proxy cards will be voted “FOR” the Reorganization. If the enclosed proxy card is executed and returned, or if you have voted by telephone or over the Internet, your vote nevertheless may be revoked after it is received by sending a written notice of revocation to the proxy tabulator at the address listed on the proxy card or by mailing a duly executed proxy card bearing a later date; you may also change your vote by mailing a duly executed proxy card bearing a later date, by calling the toll-free telephone number listed under “To vote by Telephone” on the proxy card or over the Internet by going to the website listed on the proxy card and following the instructions on the website. To be effective, such revocation or vote change must be received before your prior proxy is exercised at the Meeting. If you hold shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided. In addition, any shareholder who attends the Meeting virtually may vote over the Internet during the Meeting, thereby canceling any proxy previously given.

As of May 23, 2025, the following numbers of Fund shares were issued and outstanding:

Class A Shares	Class C Shares	Class I Shares	Class Y Shares	Class M Shares	Investor Shares
738,567.950	157,446.855	5,132,408.578	82,372.375	16,750,455.545	1,658,343.082

Proxy materials will be mailed to shareholders of record on or about August 1, 2025. To reduce expenses, only one copy of the proxy materials will be mailed to certain addresses shared by two or more accounts. If you wish to revoke this arrangement and receive individual copies, you may do so at any time by writing to the address or calling the phone number set forth above. The Fund will begin sending you individual copies promptly after receiving your request.

Important Notice Regarding Internet
Availability of PROSPECTUS/Proxy Materials

The Letter to Shareholders, Notice of Special Meeting of Shareholders, Prospectus/Proxy Statement, Form of Proxy Card, and any additional proxy soliciting materials are available at:

www.bny.com/proxy

TABLE OF CONTENTS

[TO BE UPDATED]

Summary	XX
Fund Details	XX
Reasons for the Reorganization	XX
Information about the Reorganization	XX
Additional Information about the Acquiring ETF and the Fund	XX
Voting Information	XX
Financial Statements and Experts	XX
Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees	XX
Exhibit A: Agreement and Plan of Reorganization	A-1
Exhibit B: Comparison of Fundamental Investment Restrictions of the Acquiring ETF and the Fund	B-1
Exhibit C: Information about Board Members of BNY Mellon ETF Trust II	C-1
Exhibit D: Supplemental Financial Information	D-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE TRANSFER OF the FUND’S ASSETS TO THE ACQUIRING ETF

SUMMARY

Additional information is contained elsewhere in this Prospectus/Proxy Statement, the Acquiring ETF’s Prospectus and Statement of Additional Information, the Fund’s Prospectus and Statement of Additional Information, and the Agreement and Plan of Reorganization (the “Plan”) attached to this Prospectus/Proxy Statement as Exhibit A.

Proposed Transaction. The Fund Trust’s Board of Trustees, all of whose members are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or the Acquiring ETF, has unanimously approved the Plan for the Fund. The Plan provides that, subject to the requisite approval of the Fund’s shareholders, on the date of the Reorganization, the Fund will assign, transfer and convey to the Acquiring ETF the assets of the Fund in exchange for whole shares of the Acquiring ETF and the assumption of the Fund’s liabilities. After the Reorganization, the Fund will cease operations and will be terminated as a series of the Fund Trust. If the Reorganization is approved and consummated, you will no longer be a shareholder of the Fund.

If the Reorganization is approved by Fund shareholders, shareholders that hold Fund shares through a Qualifying Account, such as accounts with an affiliated broker-dealer of BNY ETF Adviser or an unaffiliated broker-dealer, will receive Acquiring ETF shares with an aggregate net asset value equal to the aggregate net asset value of that shareholder’s investment in the Fund immediately before the Reorganization. In addition, approximately two business days before the Reorganization, any fractional shares held by shareholders through a Qualifying Account will be redeemed at the current net asset value, and the Fund will distribute the redemption proceeds in cash to those shareholders.

Shareholders that hold Fund shares through a Non-Qualifying Account will receive cash or Wealth shares of Dreyfus Government Cash Management. Please see additional information below with respect to non-accommodating retirement accounts. More detail is provided below with respect to the types of accounts that cannot hold Acquiring ETF shares and what will happen if you own your investment in the Fund through such accounts.

•	Non-Accommodating Brokerage Accounts: If you hold Fund shares in a brokerage account with a financial intermediary that only allows the client to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the Reorganization, you will not receive Acquiring ETF shares as part of the Reorganization. Instead, your investment will be redeemed, and you will receive cash equal in value to the aggregate net asset value of your Fund shares immediately before the Reorganization.

•	Non-Accommodating Retirement Accounts: If you hold Fund shares through an individual retirement account (“IRA”) or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the Reorganization or, if applicable, your financial intermediary may transfer your investment in the Fund to a different investment option prior to the Reorganization. If such shares are not redeemed or transferred prior to the Reorganization, you will receive cash equal in value to the aggregate net asset value of your Fund shares immediately before the Reorganization.

•	Fund Direct Accounts: If you hold Fund shares in an account directly with the Fund at its transfer agent, BNY Mellon Transfer, Inc., you should transfer your Fund shares to a brokerage account that can accept the Acquiring ETF shares. If such a change is not made, you will not receive Acquiring ETF shares as part of the Reorganization. Instead, approximately two to three weeks before the Reorganization, your investment will be redeemed, and you will receive cash equal in value to the aggregate net asset value of your Fund shares at such time.

•	Fund Direct BNY-Sponsored Retirement Accounts: If you hold Fund shares through a BNY-sponsored retirement account directly with the Fund at its transfer agent, BNY Mellon Transfer, Inc., and do not take action to transfer the investment in the Fund to a different investment option or to a Qualifying Account, approximately two to three weeks before the Reorganization your Fund shares will be exchanged for Wealth shares of Dreyfus Government Cash Management equal in value to the aggregate net asset value of your Fund shares at such time. To request a copy of the Dreyfus Government Cash Management prospectus, please call 1-800-373-9387.

If you transfer ownership to a Qualifying Account prior to the redemption date noted above, you will receive Acquiring ETF shares in the Reorganization. If you hold your Fund shares through a Non-Qualifying Account as of the redemption date, you will not become a shareholder of the Acquiring ETF. If you currently hold your Fund shares through an account directly with the Fund at its transfer agent, BNY Mellon Transfer, Inc., management will attempt to contact you to discuss available options, including the opportunity to establish a Qualifying Account with a BNY ETF Adviser affiliate. Qualifying Accounts are offered by BNY Brokerage Services, an affiliate of BNY Adviser and BNY ETF Adviser. To open a brokerage account with BNY Brokerage Services, please call 1-800-843-5466 or visit https://bnybrokerageaccount.netxinvestor.com/nxi/welcome.

If the Reorganization is approved by the Fund’s shareholders, Class A, Class C, Class I, Class Y and Investor Shares of the Fund will be converted into Class M shares of the Fund (without a contingent deferred sales charge (“CDSC”) or other charge). The share class conversion is expected to occur approximately two weeks before the Reorganization. In addition, approximately two weeks before the Reorganization, the Fund may, if deemed advisable by management of BNY Adviser, effect a share split (either forward or reverse) to approximate the net asset value per share of the Acquiring ETF. After such share split (if any), any fractional shares held by shareholders will be redeemed at the current net asset value, and the Fund will distribute the redemption proceeds in cash to those shareholders. The redemption of fractional shares is expected to occur approximately two business days before the Reorganization. In order to facilitate these operational matters, the Fund may be closed for certain periods of time prior to the share split (if any) and redemption of fractional shares.

No sales charge, redemption fee or CDSC will be imposed at the time of the Reorganization. The Acquiring ETF is not subject to sales charges, redemption fees or CDSCs. The Fund will discontinue the imposition of applicable sales charges (including sales charges for purchases made pursuant to a letter of intent) and CDSCs on the first business day of the month following shareholder approval of the Reorganization (e.g., if shareholders approve the Reorganization at the meeting on September 10, 2025, the imposition of sales charges and CDSCs will be discontinued on October 1, 2025). The Fund is not subject to redemption fees.

The Fund Trust’s Board has unanimously concluded that the Reorganization is in the best interests of the Fund and that the interests of the Fund’s existing shareholders will not be diluted as a result of the Reorganization with respect to the Fund. See “Reasons for the Reorganization.”

Federal Income Tax Consequences. The Reorganization will not be a taxable event for federal income tax purposes (except with respect to shares that are redeemed, in whole or in part, in connection with the Reorganization). The receipt of Wealth shares of Dreyfus Government Cash Management by Fund Direct BNY-sponsored retirement account shareholders is generally not expected to result in current recognition of gain or loss for federal or state income tax purposes to such account’s owner. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income. Redemptions of fractional shares and redemptions through Non-Qualifying Accounts other than retirement accounts will generally result in the recognition of a capital gain or loss for federal and state income tax purposes with the possibility that a portion of the redemption proceeds will be treated as a return of capital to shareholders. You should consult your tax advisors.

As a condition to the closing of the Reorganization, the Fund and the Acquiring ETF will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund’s shareholders or the Acquiring ETF as a direct result of the Reorganization. Shareholders may be required to recognize gain or loss if their shares are redeemed, in whole or in part, in connection with the Reorganization. By reason of the Reorganization, the Acquiring ETF will succeed to and take into account the Fund’s capital loss carryforwards, if any. The Reorganization is not expected to result in limitations on the Acquiring ETF’s ability to use the Fund’s capital loss carryforwards. The ability of the Acquiring ETF to use capital losses to offset gains (even in the absence of the Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses. As of August 31, 2024 (fiscal year end), and more currently, as of March 31, 2025, the Fund did not have any capital loss carryforwards. See “Information about the Reorganization—Federal Income Tax Consequences,” “—Capital Loss Carryforwards” and “—Sale of Portfolio Securities.”

Comparison of the Acquiring ETF and the Fund. The following discussion is primarily a summary of certain parts of the Acquiring ETF’s Prospectus and the Fund’s Prospectus. Additional information is set forth in such Prospectuses, which are incorporated herein by reference.

Investment Objectives and Principal Investment Strategies

The Fund and the Acquiring ETF have the same investment objective and similar investment management strategies.

Investment Objectives. Each fund’s investment objective is to seek total return (consisting of capital appreciation and income). Each fund’s investment objective is non-fundamental and may be changed with the approval of the respective fund’s Board upon prior notice to fund shareholders, such notice to be at least 60 days prior to the effective date of the change in the case of the Fund.

Investment Strategies. As further described below, to pursue its goal, the Fund normally invests primarily in stocks and the Acquiring ETF invests primarily in securities and other instruments that generate dividends and other sources of income. NIMNA selects stocks for the Fund based on value, growth, and financial profile, while NIMNA will select securities for the Acquiring ETF based on intrinsic value, sound business fundamentals, positive business momentum and income. Unlike the Fund, the Acquiring ETF expects, as part of its principal investment strategies, to invest up to 10% of its net assets in equity linked notes (“ELNs”), which are designed to provide distributable income to the Acquiring ETF. If the reorganization is approved by the Fund’s shareholders, it is currently anticipated that certain portfolio transitioning will be undertaken by the Acquiring ETF after the Reorganization (see “–Sale of Portfolio Securities” below for further information regarding the portfolio transitioning to the Acquiring ETF’s investment strategies, including the tax consequences of the portfolio transitioning).

To pursue its goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks. The Fund’s investment policy with respect to the investment of at least 80% of its net assets may be changed by the Fund Trust’s Board upon 60 days’ prior notice to shareholders. The Fund seeks to focus on dividend-paying stocks and other investments and investment techniques that provide income. NIMNA chooses stocks for the Fund through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. The Fund emphasizes those stocks with value characteristics, although it may also purchase growth stocks. The Fund may invest in stocks of companies with any market capitalization, but focuses on stocks of large-capitalization companies (companies that, at the time of purchase, have market capitalizations of $5 billion or more). The Fund’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Dow Jones U.S. Select Dividend™ Index (the “Dow Jones Dividend Index”), which is comprised of 100 of the highest dividend-yielding securities (excluding REITs) in the Dow Jones U.S. Index, a broad-based index that is representative of the total U.S. equity market. The Fund's portfolio allocations, however, may differ from those of the Dow Jones Dividend Index.

The Fund typically sells a security when NIMNA’s buy rationale has changed. This might be because the target price has been reached or NIMNA believes that there has been a negative change in the fundamental factors surrounding the company, such as a loss of competitive advantage, a failure in management execution, or deteriorating capital structure. The Fund invests principally in common stocks, but also may invest up to 10% of its assets in convertible securities and up to 10% of its assets in preferred stocks. In addition, the Fund may invest in securities of foreign companies in the form of U.S. dollar-denominated ADRs.

To pursue its goal, the Acquiring ETF normally will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities and other instruments that generate dividends or other sources of income. These investments include equity securities and equity-related investments such as dividend-paying common stocks, convertible preferred stocks, ELNs, ADRs, and REITs. The Acquiring ETF’s investment policy with respect to the investment of at least 80% of its net assets may be changed by the ETF Trust II’s Board upon 60 days’ prior notice to shareholders. NIMNA will choose stocks for the Acquiring ETF through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. NIMNA will focus on stocks of companies that it believes are undervalued. The Acquiring ETF may invest in stocks of companies with any market capitalization, but focuses on stocks of large-capitalization companies (companies that, at the time of purchase, have market capitalizations of $5 billion or more).

NIMNA’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Russell 1000® Value Index, an index that measures the performance of the large capitalization value segment of the U.S. equity universe. The Acquiring ETF’s portfolio allocations, however, may differ from those of the Russell 1000 Value Index and the Acquiring ETF may at times overweight certain sectors in attempting to achieve higher yields.

The Acquiring ETF typically will sell a security when NIMNA’s buy rationale has changed. This might be because the target price has been reached or NIMNA believes that there has been a negative change in the fundamental factors surrounding the company, such as a loss of competitive advantage, a failure in management execution, or deteriorating capital structure. As a result of its investment approach, the Acquiring ETF may experience a high portfolio turnover rate.

The Acquiring ETF may invest up to 10% of its net assets, at the time of purchase, in ELNs. ELNs are investment products structured as notes that are issued by counterparties, including banks, broker-dealers or their affiliates. ELNs are investment products structured as notes that are issued by counterparties, including banks, broker-dealers or their affiliates. The ELNs in which the Acquiring ETF invests are designed to provide distributable income to the Acquiring ETF.

The Fund and the Acquiring ETF may, from time to time, each invest a significant portion (more than 20%) of its net assets in securities of companies in one or more market sectors. The Fund currently invests and the Acquiring ETF currently expects to invest a significant portion of its assets in securities of companies in the financial sector following the Reorganization.

Principal Investment Risks. An investment in the Acquiring ETF, as well as in the Fund, is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is not a complete investment program. The value of your investment in the Acquiring ETF, as in the Fund, will fluctuate, sometimes dramatically, which means you could lose money.

Because the Acquiring ETF and Fund have the same investment objective and similar investment strategies, the principal risks associated with an investment in the Acquiring ETF and the Fund are similar. However, due to certain differences in strategies and structure, the Acquiring ETF is subject to certain unique risks. For example, due to its structure as an ETF, the Acquiring ETF is subject to limited number of authorized participants, market makers and liquidity providers risk, a fluctuation of net asset value, share premiums and discounts risk and a trading issues risk. The Acquiring ETF is also subject to risks related to investments in ELNs as part of its principal investment strategies. In addition, the Acquiring ETF has other principal risk factors that are noted in the discussions below. Certain of these risks may apply to the Fund, but were not disclosed as principal risks of the Fund. A discussion of the principal risks associated with the Acquiring ETF and the Fund, as applicable, is included below.

•	Risks of stock investing. (Fund and Acquiring ETF) Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect the particular company, such as management performance, financial leverage and reduced demand for the company’s products or services, or factors that affect the company’s industry, such as labor shortages or increased production costs and competitive conditions within an industry. Holders of common stock incur more risk than holders of preferred stock and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of holders of debt obligations or preferred stock issued by the issuer. In addition, holders of common stock generally have a lower priority in reorganization and bankruptcy proceedings than holders of debt obligations or preferred stock.
•	Value stock risk. (Acquiring ETF) Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.
•	Large-cap stock risk. (Fund and Acquiring ETF) By focusing on large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of smaller capitalization companies during periods when the stocks of such companies are in favor. Compared to small- and mid-capitalization companies, large-capitalization companies may be less responsive to changes and opportunities affecting their business. In addition, large-capitalization companies may be subject to greater regulation than small- and mid-capitalization companies. A company with a large market capitalization relative to the market in a particular country or region may not have a large capitalization relative to the market in another country or region or the global market generally.

•	Growth and value stock risk. (Fund) By investing in a mix of growth and value companies, the Fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock’s intrinsic worth or the expected value was misgauged.
•	Market sector risk. (Fund) To the extent the Fund’s investments emphasize particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.
•	Market risk. (Fund and Acquiring ETF) The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the fund and its investments. To the extent the fund may overweight its investments in certain countries, companies, industries or sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.
•	Dividend-paying stock risk. (Fund and Acquiring ETF) There is no guarantee that the issuers of the stocks held by the fund will pay dividends in the future or that, if dividends are paid, they will remain at their current levels or increase over time. The fund’s emphasis on dividend-paying stocks could cause the fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.
•	Convertible preferred stock risk. (Acquiring ETF) Convertible preferred stock is a class of a capital stock that typically pays dividends at a specified rate. In addition, convertible preferred stock may be converted into a fixed number of shares of common stock after a predetermined date. Convertible preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. Convertible preferred shares do not usually come with voting rights. Most convertible preferred stock is converted at the request of the shareholder, but sometimes there is a provision that allows the company, or issuer, to force the conversion. If common shares trade above the conversion price, convertible preferred shareholders may find it worthwhile to convert their stock to common shares. Shareholders who convert their shares give up their rights as preferred shareholders (no fixed dividend or higher claim on assets). Convertible preferred stock typically trades at a premium over regular preferred shares and may also carry a comparatively lower dividend rate. The market value of convertible preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the convertible preferred stock. In addition, because of the conversion feature, the market value of convertible preferred stock tends to vary with fluctuations in the market value of the underlying common stock.

•	ADR risk. (Acquiring ETF) ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. The Acquiring ETF may invest in ADRs through an unsponsored facility where the depositary issues the depositary receipts without an agreement with the company that issues the underlying securities. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of the ADRs with respect to the deposited securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if such instruments were sponsored by the issuer.
•	REIT risk. (Acquiring ETF) Investments in REITs expose the Acquiring ETF to risks similar to investing directly in real estate. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the 1940 Act. To the extent a REIT owns properties of, or makes loans to, companies concentrated in a particular industry or geographic region, the REIT will also be subject to risks affecting such industries and regions. When the Acquiring ETF invests in a REIT, shareholders of the

Acquiring ETF will bear indirectly their proportionate share of the expenses of the REIT in addition to expenses of the Acquiring ETF.

•	ELN risk. (Acquiring ETF) The Acquiring ETF’s investment in an ELN involves risks related to the economic components underlying the ELN. ELNs in which the Acquiring ETF may invest will write call options on reference securities. An ELN in which the Acquiring ETF invests will receive a premium from the buyer for selling the call option; however, the ELN may experience a loss if the price of the reference security appreciates above the strike price. To limit potential losses due to a reference security appreciating above the strike price, the ELN may purchase a corresponding call option on the reference security. The purchase of a call option requires the payment of a premium, regardless of whether the ELN exercises or does not exercise the call option. An ELN in which the Acquiring ETF may invest may also utilize futures contracts on a reference security. Risks of futures contracts may arise from an imperfect correlation between movements in the price of the futures and the price of the reference security. If the value of a reference security underlying a call option or futures contract moves in an unexpected manner, the Acquiring ETF may realize losses on its investment in an ELN, which could be significant and could include the entire principal investment. The reference securities of the futures strategy and written call options strategy in the same ELN may be the same or may differ. In either case, the ELN could incur losses on both the futures strategy and the written call options strategy. Due to the utilization of options and futures, an ELN may be sensitive to leverage risk. In addition, since ELNs are in note form, ELNs are also subject to certain fixed income securities risks, such as credit or counterparty risk. Investment in an ELN is subject to the risk that the issuer will fail to make payments when due or default completely. The value of an ELN may be adversely affected if the issuer is subject to an actual or perceived deterioration in its credit quality. Investments in ELNs are also subject to liquidity risk, meaning that ELNs may be difficult to sell and value. A lack of liquidity of an ELN may also cause the value of the ELN to decline. Unlike a direct investment in equity securities, ELNs typically involve a term or expiration date, potentially increasing the Acquiring ETF’s turnover rate, transaction costs and tax liability. The ELNs in which the Acquiring ETF invests are expected to be unlisted. The liquidity of an unlisted ELN is normally determined by the willingness of the issuer to repurchase the ELN. While the Acquiring ETF will seek to purchase ELNs only from issuers it believes to be willing to, and capable of, repurchase the ELN at a reasonable price, there can be no assurance the Acquiring ETF will be able to sell the ELN at such price or at all. This may impair the Acquiring ETF’s ability to enter into other transactions at a time when doing so might be advantageous.
•	Financials sector risk. (Fund and Acquiring ETF) Companies in the financials sector are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial services sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operation. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

•	Management risk. (Fund and Acquiring ETF) The investment process and techniques used by the fund’s sub-adviser could fail to achieve the fund’s investment goal, may cause an investment in the fund to lose value or may cause the fund to underperform other funds with similar investment goals.
•	Authorized participants, market makers and liquidity providers risk. (Acquiring ETF) The Acquiring ETF has a limited number of financial institutions that may act as Authorized Participants, which are responsible for the creation and redemption activity for the fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Acquiring ETF shares may trade at a material discount to net asset value and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable or unwilling to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•	Fluctuation of net asset value, share premiums and discounts risk. (Acquiring ETF) The net asset value of Acquiring ETF shares will generally fluctuate with changes in the market value of the fund's securities holdings. The market prices of Acquiring ETF shares will generally fluctuate in accordance with changes in the Acquiring ETF’s net asset value and supply and demand of Acquiring ETF shares on the exchange. It cannot be predicted whether Acquiring ETF shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Acquiring ETF shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the underlying portfolio trading individually or in the aggregate at any point in time. The market prices of Acquiring ETF shares may deviate significantly from the net asset value of Acquiring ETF shares during periods of market volatility. However, given that Acquiring ETF shares can be created and redeemed in Creation Units, BNY ETF Adviser believes that large discounts or premiums to the net asset value of Acquiring ETF shares should not be sustained over long periods. While the creation/redemption feature is designed to make it likely that Acquiring ETF shares normally will trade close to the Acquiring ETF’s net asset value, disruptions to creations and redemptions or market volatility may result in trading prices that differ significantly from the Acquiring ETF’s net asset value. If an investor purchases Acquiring ETF shares at a time when the market price is at a premium to the net asset value of fund shares or sells at a time when the market price is at a discount to the net asset value of Acquiring ETF shares, then the investor may sustain losses.

•	Trading issues risk. (Acquiring ETF) Although Acquiring ETF shares are listed for trading on an exchange and may be listed or traded on other U.S. and non-U.S. stock exchanges as well, there can be no assurance that an active trading market for such Acquiring ETF shares will develop or be maintained. Trading in Acquiring ETF shares may be halted due to market conditions or for reasons that, in the view of the listing exchange, make trading in fund shares inadvisable. In addition, trading in Acquiring ETF shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange “circuit breaker” rules. Similar to the shares of operating companies listed on a stock exchange, Acquiring ETF shares may be sold short and are therefore subject to the risk of increased volatility in the trading price of the fund's shares. While the Acquiring ETF expects that the ability of Authorized Participants to create and redeem Acquiring ETF shares at net asset value should be effective in reducing any such volatility, there is no guarantee that it will eliminate the volatility associated with such short sales. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the Acquiring ETF will continue to be met or will remain unchanged or that Acquiring ETF shares will trade with any volume, or at all, on any stock exchange.
•	Portfolio turnover risk. (Acquiring ETF) The Acquiring ETF may engage in short-term trading which could produce higher transaction costs and taxable distributions, and lower the Acquiring ETF’s after-tax performance.

Dividends and Other Distributions. Each fund anticipates paying its shareholders any dividends monthly and any capital gain distributions annually. Each fund anticipates that dividends paid by the fund generally will be taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Purchase, Redemption and Exchange Procedures. The Fund operates as a mutual fund and the Acquiring ETF operates as an ETF. As a result, the purchase, redemption and exchange procedures of the Fund and the Acquiring ETF differ.

Shares of the Fund may be purchased, redeemed or exchanged each day the New York Stock Exchange is open, at the Fund's net asset value determined after receipt of a request in good order, adjusted for any applicable sales charge. For Class A, Class I and Class C shares, the Fund’s minimum initial investment is $1,000 and the minimum subsequent investment is $100. For Class Y Shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment. For individual account holders of Class M and Investor shares, the minimum initial investment is $10,000 and the minimum for subsequent investments is $100. Redemption proceeds of the Fund are remitted by check, wire, or electronic transfer (ACH) after receipt of a request in good order. Shareholders of the Fund may exchange their Fund shares generally for shares of the same class, or another class in which shareholder is eligible to invest, of another fund in the Fund Trust. Approximately two weeks prior to the Closing Date, the Fund will no longer permit exchanges. The Closing Date is expected to be on or about December 5, 2025.

Unlike the Fund, shares of the Acquiring ETF are not purchased or redeemed at net asset value directly with the Acquiring ETF. The Acquiring ETF will issue (or redeem) shares at net asset value only to certain financial institutions (APs) that have entered into agreements with the Acquiring ETF’s distributor in large, aggregated blocks known as “Creation Units.” A Creation Unit of the Acquiring ETF consists of a specified number of shares as stated in the Acquiring ETF’s Prospectus. Creation Units are generally issued (or redeemed) in-kind for securities (and an amount of cash) that the Acquiring ETF specifies each day at the net asset value next determined after receipt of an order.

Acquiring ETF shares may only be purchased and sold on The NASDAQ Stock Market LLC, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Acquiring ETF shares trade at market prices rather than at net asset value, Acquiring ETF shares may trade at a price less than (discount) or greater than (premium) the Acquiring ETF’s net asset value. When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Acquiring ETF (bid) and the lowest price a seller is willing to accept for shares of the Acquiring ETF (ask) (the “bid-ask spread”). When available, recent information regarding the Acquiring ETF’s net asset value, market price, premiums and discounts, and bid-ask spreads will be available at www.bny.com/investments.

The Acquiring ETF does not provide for the exchange of shares.

Distribution and Shareholder Services Fees. The Fund pays BNY Mellon Securities Corporation (“BNYSC” or the “Distributor”), the Fund’s distributor, a fee at the annual rate of 0.25% of the value of the Fund’s average daily net assets attributable to Class A shares, Class C shares, and Investor shares pursuant to a shareholder services plan to compensate the Distributor for the provision of certain services to holders of such shares, which may include personal services to shareholders and/or the maintenance of shareholder accounts. The Distributor may compensate financial intermediaries in respect of shareholder services to the clients of financial intermediaries that hold Class A, Class C or Investor shares of the Fund. There is no shareholder services plan fee for Class M, Class I, or Class Y shares of the Fund or shares of the Acquiring ETF.

The Fund also pays the Distributor a fee at the annual rate of 0.75% of the value of the Fund’s average daily net assets attributable to Class C shares pursuant to a Rule 12b-1 distribution plan for distributing Class C shares.

The Fund will discontinue the imposition of the shareholder services fee and Rule 12b-1 fee on the first business day of the month following shareholder approval of the Reorganization (e.g., if shareholders approve the Reorganization at the meeting on September 10, 2025, the imposition of the shareholder services fee and Rule 12b-1 fee will be discontinued on October 1, 2025).

The ETF Trust II has adopted a Rule 12b-1 plan under the 1940 Act for the Acquiring ETF with an annual fee of up to 0.25% of the value of the Acquiring Fund’s average daily net assets. No payments pursuant to the 12b-1 Plan will be made through at least the first twelve (12) months of operation of the Acquiring ETF. Management will obtain the approval of the ETF Trust II Board before implementing the Rule 12b-1 plan for the Acquiring ETF.

Sales Charges. Class A shares of the Fund are subject to a maximum front-end sales load of 5.75%. Class C shares of the Fund are not subject to a front-end sales load, but are subject to a CDSC of 1% on redemptions made within the first year after purchase. Class I, Class Y, Class M and Investor shares of the Fund and shares of the Acquiring ETF are not subject to any sales charges. The Fund will discontinue the imposition of applicable sales charges (including sales charges for purchases made pursuant to a letter of intent) and CDSCs on the first business day of the month following shareholder approval of the Reorganization (e.g., if shareholders approve the Reorganization at the meeting on September 10, 2025, the imposition of sales charges and CDSCs will be discontinued on October 1, 2025). No front-end sales load or CDSC will be imposed at the time of the Reorganization. Shares of the Fund and the Acquiring ETF currently are not subject to any exchange or redemption fees.

Fees and Expenses. The tables below describe the fees and expenses that you pay if you buy and hold shares of the Fund and the pro forma fees and expenses that you may pay if you buy and hold shares of the Acquiring ETF after giving effect to the Reorganization. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables or example below. Expenses for the Fund are based on operating expenses of the Fund as of March 31, 2025. Expenses for the Acquiring ETF are pro forma operating expenses of the Acquiring ETF based on estimated expenses for the Acquiring ETF for its first fiscal year, assuming the Reorganization had occurred prior to the start of the period. Total annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices. Expenses in connection with the Reorganization, which will be borne by the Fund, are expected to be approximately 0.17% for each share class of the Fund, as of March 31, 2025. These expenses are not reflected in the “Other expenses” or “Total annual fund operating expenses” of the Fund or the Acquiring ETF set forth below.

	Fund – Class A	Fund – Class C	Fund – Class I	Fund – Class Y	Fund – Class M	Fund – Investor	Acquiring ETF (pro forma)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of lower of purchase or sale price)	None*	1.00%	None	None	None	None	None

Management fee[1]	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.50%
Administration fee[2]	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%	None
Distribution (12b-1) fee	None	0.75%	None	None	None	None	None[3]
Shareholder service fee	0.25%	0.25%	None	None	None	0.25%	None
Other expenses	0.22%	0.24%	0.22%	0.15%	0.13%	0.13%	0.00%[4]
Total annual fund operating expenses	1.26%	2.03%	1.01%	0.94%	0.92%	1.17%	0.50%
Fee waiver and/or expense reimbursement[5]	(0.11)%	(0.13)%	(0.11)%	(0.04)%	(0.02)%	(0.02)%	N/A
Net annual fund operating expenses	1.15%	1.90%	0.90%	0.90%	0.90%	1.15%	0.50%

*	Class A shares of the Fund bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.
1	The Acquiring ETF, unlike the Fund, is subject to a unitary fee.
2	The Acquiring ETF’s unitary fee includes administration services. The Fund pays for administration services separate from its management (investment advisory) fee.
3	The ETF Trust II’s Board will be asked to adopt a Rule 12b-1 plan under the 1940 Act for the Acquiring ETF with an annual fee of up to 0.25%. No payments pursuant to the Rule 12b-1 plan will be made through at least the first twelve (12) months of operation.
4	“Other expenses” are estimated for the Acquiring ETF. Actual expenses may be greater or less than the amounts listed in the table.
5	BNY Adviser has contractually agreed, until December 31, 2025, to waive receipt of its fees and/or assume the direct expenses of the Fund so that the direct expenses of none of Class A, Class C, Class I or Class Y shares (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.90%. On or after December 31, 2025, BNY Adviser may terminate this expense limitation agreement at any time.

The Fund and Acquiring ETF pay BNY Adviser and BNY ETF Adviser, respectively, a management fee.

The Fund has agreed to pay BNY Adviser a separate management fee at the annual rate of 0.65% of the value of the Fund’s average daily net assets. BNY Adviser has contractually agreed, until December 31, 2025, to waive receipt of its fees and/or assume the direct expenses of the Fund so that the direct expenses of none of Class A, Class C, Class I or Class Y shares (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.90%. On or after December 31, 2025, BNY Adviser may terminate this expense limitation agreement at any time. Total expenses of Fund shares may increase after the termination of this expense limitation agreement. The Fund pays for most Fund expenses directly. BNY Adviser, however, pays the fees and expenses of the Fund's transfer agent, other than fees and expenses of the transfer agent associated with cash management and related services (except with respect to the Fund’s Class A, Class C, Class I and Class Y shares which bear their own transfer agent fees and expenses).

The Acquiring ETF has agreed to pay BNY ETF Adviser a separate management fee at the annual rate of 0.50% of the value of the Acquiring ETF’s average daily net assets. The Acquiring ETF’s payment to BNY ETF Adviser is a “unitary” fee and BNY ETF Adviser pays substantially all of the Acquiring ETF’s expenses (everything except for the Acquiring ETF’s management fee, payments under the Acquiring ETF’s Rule 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with the Acquiring ETF’s securities lending program, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Acquiring ETF’s business).

Because the Acquiring ETF’s “unitary” fee is lower than the Fund’s management fee, the Acquiring ETF is expected to have a lower total annual expense ratio than the Fund.

Examples

The Examples below are intended to help you compare the cost of investing in the Fund and the Acquiring ETF. The Examples assume that you invest $10,000 in the respective fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the respective fund’s operating expenses, which are as of March 31, 2025, remain the same. The Examples with respect to the Fund also reflect applicable class sales charges, if any, which will not be imposed at the time of the Reorganization.

The Examples for the Fund are based on the operating expenses of the Fund as of March 31, 2025, but do not include the estimated expenses of $300,000 that will be borne in connection with the Reorganization. If these expenses were included, your costs would be higher. The Examples for the Acquiring ETF are based on estimated expenses for the Acquiring ETF for its first fiscal year, assuming the Reorganization had occurred prior to the start of the period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Fund*						Acquiring ETF
	Class A Shares	Class C Shares	Class I Shares	Class Y Shares	Class M Shares	Investor Shares	Pro Forma
1 Year	$685	$293	$92	$92	$92	$117	$51
3 Years	$941	$624	$311	$296	$291	$370	$160
5 Years	$1,217	$1,081	$547	$516	$507	$642	$280
10 Years	$2,001	$2,348	$1,226	$1,151	$1,129	$1,419	$628

For Class C shares of the Fund, you would pay the following expenses if you did not redeem your shares at the end of the periods:

	Fund*	Acquiring ETF
	Class C Shares	Pro Forma
1 Year	$193	$51
3 Years	$624	$160
5 Years	$1,081	$280
10 Years	$2,348	$628
*	Expenses in connection with the Reorganization, which will be borne by the Fund, are estimated to amount to approximately $300,000 or 0.17% of the value of the Fund’s average daily net assets. These expenses are not reflected in the Examples.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Examples, affect the Fund’s performance. With respect to the Acquiring ETF, authorized participants (“APs”), which are typically large financial institutions, will primarily purchase and redeem shares from the Acquiring ETF in-kind. In-kind purchases and redemptions will permit the Acquiring ETF to avoid the usual transaction costs of cash transactions. In addition, the Acquiring ETF does not expect to incur capital gains on the in-kind disposition of portfolio holdings. During the twelve-month period ended March 31, 2025, the Fund’s portfolio turnover rate was 79.55% of the average value of the Fund’s portfolio. No portfolio turnover information is included here for the Acquiring ETF because the Acquiring ETF has not yet commenced investment operations.

Past Performance. The bar chart and table below illustrate the risks of investing in the Fund. The bar chart shows the changes in the performance of the Fund’s Class M shares from year to year. The table compares the average annual total returns of the Fund’s shares to those of a broad measure of market performance. If the Reorganization is approved, the Acquiring ETF will assume the performance history of the Fund. Shares of the Acquiring ETF are not subject to any sales charges. Past performance (before and after taxes) is not necessarily an indication of how the Acquiring ETF or Fund will perform in the future. Performance for each share class of the Fund will vary due to differences in expenses. More recent performance information may be available at www.bny.com/investments.

After-tax performance is shown only for Class M shares of the Fund. After-tax performance of the Fund’s other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Fund

Year-by-Year Total Returns as of 12/31 each year (%)

Fund – Class M*

0.66%	17.05%	15.07%	-8.35%	28.43%	-1.93%	30.73%	4.38%	9.93%	14.60%
‘15	‘16	‘17	‘18	‘19	‘20	‘21	‘22	‘23	‘24
*	If the Reorganization is approved by the Fund’s shareholders Class A, Class C, Class I, Class Y and Investor shares will be converted into Class M shares (without a CDSC or other charge). The share class conversion is expected to occur approximately two weeks before the Reorganization. As a result, bar chart information is presented with respect to the Fund’s Class M shares.

Best Quarter:	Q4, 2020	20.85%
Worst Quarter:	Q1, 2020	-33.20%

The year-to-date total return of the Fund’s Class M shares as of June 30, 2025 was [___]%.

Average Annual Total Returns as of 12/31/24

Fund Share Class	1 Year	5 Years	10 Years
Class M returns before taxes	14.60%	11.01%	10.40%
Class M returns after taxes on distributions	9.01%	6.90%	7.10%
Class M returns after taxes on distributions and sale of fund shares	11.93%	8.06%	7.67%
Investor returns before taxes	14.35%	10.76%	10.14%
Class A returns before taxes	7.91%	9.42%	9.49%
Class C returns before taxes	12.51%	9.88%	9.41%
Class I returns before taxes	14.76%	10.99%	10.38%
Class Y returns before taxes	14.81%	11.03%	10.40%
Russell 1000 Index reflects no deductions for fees, expenses or taxes	24.51%	14.28%	12.87%
Dow Jones Index reflects no deductions for fees, expenses or taxes	16.62%	8.86%	9.38%

Fund Details

Goal and Approach. The Fund and the Acquiring ETF have the same investment objective and similar investment management strategies.

Each fund seeks total return (consisting of capital appreciation and income).

To pursue its goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks. The Fund’s investment policy with respect to the investment of at least 80% of its net assets may be changed by the Fund Trust’s Board upon 60 days’ prior notice to shareholders. The Fund seeks to focus on dividend-paying stocks and other investments and investment techniques that provide income. NIMNA chooses stocks for the Fund through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. The Fund emphasizes those stocks with value characteristics, although it may also purchase growth stocks. The Fund may invest in stocks of companies with any market capitalization, but focuses on stocks of large-capitalization companies (companies that, at the time of purchase, have market capitalizations of $5 billion or more).

The Fund’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Dow Jones U.S. Select Dividend™ Index (the “Dow Jones Dividend Index”), which is comprised of 100 of the highest dividend-yielding securities (excluding REITs) in the Dow Jones U.S. Index, a broad-based index that is representative of the total U.S. equity market. The Fund’s portfolio allocations, however, may differ from those of the Dow Jones Dividend Index.

In selecting securities for the Fund, NIMNA uses a proprietary computer model to identify and rank stocks within an industry or sector, based on several characteristics, including:

•	value, or how a stock is priced relative to its perceived intrinsic worth
•	growth, in this case the sustainability or growth of earnings
•	financial profile, which measures the financial health of the company

Next, based on fundamental analysis, NIMNA generally selects the most attractive of the higher ranked securities, drawing on a variety of sources, including internal research, as well as Wall Street research, and company management.

Finally, NIMNA manages risk by diversifying across companies and industries, seeking to limit the potential adverse impact from any one stock or industry. The Fund may at times overweight certain sectors in attempting to achieve higher yields.

The Fund typically sells a security when NIMNA’s buy rationale has changed. This might be because the target price has been reached or NIMNA believes that there has been a negative change in the fundamental factors surrounding the company, such as a loss of competitive advantage, a failure in management execution, or deteriorating capital structure.

The Fund invests principally in common stocks, but also may invest up to 10% of its assets in convertible securities and up to 10% of its assets in preferred stocks. In addition, the Fund may invest in securities of foreign companies in the form of U.S. dollar-denominated ADRs.

The Fund, to a limited extent, may use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, or as part of a hedging strategy. The derivative instruments in which the Fund may invest typically include options. The Fund also may purchase and write (sell) put and call options. To the extent that the Fund invests in derivative instruments with economic characteristics similar to stocks as described in the Fund’s policy with respect to the investment of at least 80% of its net assets, the market value of such instruments will be included in the 80% calculation. The Fund is required to limit its derivatives exposure so that the total notional value of derivatives does not exceed 10% of the Fund’s net assets, and is subject to certain reporting requirements.

To pursue its goal, the Acquiring ETF normally will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities and other instruments that generate dividends or other sources of income. These investments include equity securities and equity-related investments such as dividend-paying common stocks, convertible preferred stocks, ELNs, ADRs, and REITs. The Acquiring ETF’s investment policy with respect to the investment of at least 80% of its net assets may be changed by the ETF Trust II’s Board upon 60 days’ prior notice to shareholders.

NIMNA will choose stocks for the Acquiring ETF through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. NIMNA will focus on stocks of companies that it believes are undervalued.

In selecting securities, NIMNA will first use a proprietary computer model to identify and rank stocks within an industry or sector, based on several characteristics, including:

•	intrinsic value: NIMNA analyzes a company’s traditional measures, such as price-to-earnings ratio, price-to-book ratio, price-to-sales ratio, and cash flows to determine if the company is priced below its intrinsic value;
•	sound business fundamentals: NIMNA analyzes a company’s balance sheet, income, and cash flow data to determine the company’s financial history and current status;
•	positive business momentum: NIMNA analyzes momentum factors, including, but not limited to, improving earnings expectations (e.g., company earnings being revised higher), company cash flow generation that is positive and growing, and growth in both sales and earnings, and momentum catalysts (which will usually be unique to the investment opportunity and can be company-specific (e.g., a change in company management, a business combination/divestiture, a new product launch) or industry-wide (e.g., regulatory changes)), to determine whether a company’s business momentum is expected to be short-term in nature and already reflected in the company’s stock price, or expected to lead to longer-term stock price appreciation; and
•	income: NIMNA believes a company’s dividend yield and potential for future dividend growth can contribute to the Acquiring ETF's total return.

Next, based on fundamental analysis, NIMNA will generally identify the most attractive of the higher ranked securities, drawing on a variety of sources, including internal research, as well as Wall Street research, and company management. Finally, NIMNA will manage risk by diversifying across companies and industries, seeking to limit the potential adverse impact from any one stock or industry.

NIMNA’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Russell 1000® Value Index, an index that measures the performance of the large capitalization value segment of the U.S. equity universe. The Acquiring ETF’s portfolio allocations, however, may differ from those of the Russell 1000 Value Index and the Acquiring ETF may at times overweight certain sectors in attempting to achieve higher yields.

The Acquiring ETF typically will sell a security when NIMNA’s buy rationale has changed. This might be because the target price has been reached or NIMNA believes that there has been a negative change in the fundamental factors surrounding the company, such as a loss of competitive advantage, a failure in management execution, or deteriorating capital structure. As a result of its investment approach, the Acquiring ETF may experience a high portfolio turnover rate.

The Acquiring ETF may invest in stocks of companies with any market capitalization, but focuses on stocks of large-capitalization companies (companies that, at the time of purchase, have market capitalizations of $5 billion or more).

The Acquiring ETF may invest up to 10% of its net assets, at the time of purchase, in ELNs. ELNs are investment products structured as notes that are issued by counterparties, including banks, broker-dealers or their affiliates. ELNs are investment products structured as notes that are issued by counterparties, including banks, broker-dealers or their affiliates. The Acquiring ETF intends to invest in ELNs that have some or all of the following economic components:

(i)	An options strategy that involves writing (selling) call options on a reference security (usually an individual stock, a basket of stocks, or a stock index). A written call option gives the holder or buyer of the option the right to purchase the underlying security from the writer or seller of the option at a predetermined price within a specified time frame. The writer of the option receives a premium from the buyer for selling the call option. The writer of the option is obligated to sell the reference security to the buyer at the predetermined price if the buyer exercises the option within the specified time frame. A written call option provides a premium as a form of income, but may result in a loss if the price of the reference security is above the strike price. The options strategy may also include purchasing a corresponding call option on the reference security at a higher strike price than the written call option. The purchase of such call options is designed to limit potential losses incurred from writing call options due to appreciation of the reference security. The purchase of a call option requires the payment of a premium.

(ii)	A futures strategy on a reference security designed to offset or partially offset the opportunity cost of the fund not being fully invested in the equity market (i.e., the amount of fund assets invested in the note). The futures strategy may also be used to offset or partially offset potential losses incurred from writing call options due to appreciation of a written call option’s reference security. The futures strategy, however, may be on a reference security that differs from the reference security involved with the writing of call options.
(iii)	A fixed-income component paying a stated interest rate.

The ELNs in which the Acquiring ETF will invest will be designed to provide distributable income to the Acquiring ETF. The rate of distributable income will be adjusted periodically, based on the interest rate income of the fixed-income component of the ELN and the premiums from the ELN’s options writing strategy. Such income may reduce the Acquiring ETF’s volatility by offsetting potential losses incurred by the equity portion of the Acquiring ETF’s portfolio and/or any futures strategy of an ELN. Investments in ELNs, however, may also reduce the Acquiring ETF’s ability to fully profit from being entirely invested in a portfolio of equity securities. Each ELN will be structured such that the Acquiring ETF’s maximum loss on the ELN will be capped at an amount less than or equal to the principal invested in the ELN.

Each fund may, from time to time, invest a significant portion (more than 20%) of its net assets in securities of companies in one or more market sectors. The Fund currently invests and the Acquiring ETF currently expects to invest a significant portion of its assets in securities of companies in the financial sector.

Although not a principal investment strategy, each fund may lend its portfolio securities to financial intermediaries. Loans of portfolio securities may not exceed 33-1/3% of the value of the respective fund's total assets.

Under adverse market conditions, each fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding cash or investing, without limit, in U.S. Treasury securities or money market instruments. When this allocation happens, the fund may not achieve its investment objective.

Each fund is a "diversified" fund, which means that neither fund will, with respect to 75% of its total assets, invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).

Non-Principal Investment Risks. In addition to the principal risks described above, the Acquiring ETF and the Fund, as applicable, are subject to the following additional risks that are not anticipated to be principal risks of investing in the Acquiring ETF or the Fund:

•	ADR risk. (Fund) ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. The Fund may invest in ADRs through an unsponsored facility where the depositary issues the depositary receipts without an agreement with the company that issues the underlying securities. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of the ADRs with respect to the deposited securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if such instruments were sponsored by the issuer.

•	Cash transaction risk. (Acquiring ETF) To the extent the Acquiring ETF sells portfolio securities to meet some or all of a redemption request with cash, the Acquiring ETF may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in kind. As a result, the Acquiring ETF may pay out higher annual capital gain distributions than if the in-kind redemption process was used. Additionally, the Acquiring ETF may incur additional brokerage costs related to buying and selling securities if it utilizes cash as part of a creation or redemption transaction than it would if the Acquiring ETF had transacted entirely in-kind. The Acquiring ETF imposes transaction fees to offset all or a part of the costs associated with utilizing cash as part of a creation or redemption transaction. To the extent that the transaction fees do not offset the costs associated with a cash transaction, the Acquiring ETF’s performance may be negatively impacted.
•	Convertible securities risk. (Fund) Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Although convertible securities provide for a stable stream of income, they are subject to the risk that their issuers may default on their obligations. Convertible securities also offer the potential for capital appreciation through the conversion feature, although there can be no assurance of capital appreciation because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.
•	Costs of buying and selling shares risk. (Acquiring ETF) Investors buying or selling fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Acquiring ETF shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Acquiring ETF shares (the “bid” price) and the price at which an investor is willing to sell Acquiring ETF shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Acquiring ETF shares based on trading volume and market liquidity, and is generally lower if Acquiring ETF shares have more trading volume and market liquidity and higher if Acquiring ETF shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Acquiring ETF shares, including bid/ask spreads, frequent trading of Acquiring ETF shares may significantly reduce investment results and an investment in Acquiring ETF shares may not be advisable for investors who anticipate regularly making small investments.

•	Credit risk. (Fund) Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security’s price to fall, lowering the value of the fund's investment in such security. The lower a security’s credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.
•	Derivatives risk. (Fund) A small investment in derivatives could have a potentially large impact on the Fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the Fund’s use of derivatives may result in losses to the Fund and increased portfolio volatility. Derivatives in which the Fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the Fund’s other investments in the manner intended. Derivative instruments, such as swap agreements, forward contracts and other over-the-counter transactions, also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms. Many of the regulatory protections afforded participants on organized exchanges for futures contracts and exchange-traded options, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter derivative transactions. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment, and involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk, credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued). If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately-negotiated derivatives, including swap agreements), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.
•	Interest rate risk. (Fund) Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the Fund’s investments in these securities to decline. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. It is difficult to predict the pace at which central banks or monetary authorities may increase (or decrease) interest rates or the timing, frequency, or magnitude of such changes. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the Fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed rate fixed-income securities generally rise. However, when interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the Fund’s income. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. Unlike investment grade bonds, however, the prices of high yield ("junk")

bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates. Interest rate changes may have different effects on the values of mortgage-related securities because of prepayment and extension risks. In addition, the rates on floating rate instruments adjust periodically with changes in market interest rates.

•	Leverage risk. (Fund) The use of leverage, such as entering into futures contracts or forward currency contracts and engaging in forward commitment transactions, may magnify the Fund’s gains or losses. Because many derivatives have a leverage component, adverse changes in the value of the underlying asset can result in a loss substantially greater than the amount invested in the derivative itself.
•	Liquidity risk. (Fund) When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the Fund’s share price may fall dramatically. Other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., “market making”) activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. The secondary market for certain municipal bonds (such as those issued by smaller municipalities) tends to be less well developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell such municipal bonds at attractive prices. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for below investment grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Liquidity risk also may refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period stated in the Fund’s prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund’s share price.
•	Preferred stock risk. (Fund) Preferred stock is a class of a capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer’s ability to make payments on the preferred stock.
•	Securities lending risk. (Acquiring ETF) The Acquiring ETF may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Acquiring ETF will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

•	Short-term trading risk. (Fund) At times, the Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the Fund’s after-tax performance.
•	Small and midsize company risk. (Fund and Acquiring ETF) Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Other investments are made in anticipation of future products, services or events whose delay or cancellation could cause the stock price to drop. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund’s ability to sell these securities.
•	Temporary investment risk. (Fund and Acquiring ETF) Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities, or hold cash. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund’s investments may not be consistent with its principal investment strategy, and the fund may not achieve its investment objective.

Investment Advisers, Sub-Adviser and Sub-Sub-Adviser. The investment adviser for the Fund is BNY Adviser, located at 240 Greenwich Street, New York, New York 10286. As of March 31, 2025, BNY Adviser managed approximately $350 billion in approximately 90 mutual fund portfolios. BNY Adviser is the primary mutual fund business, and a wholly-owned subsidiary, of The Bank of New York Mellon Corporation (“BNY”). The investment adviser for the Acquiring ETF is BNY ETF Adviser, located at 201 Washington Street, Boston, Massachusetts 02108. As of March 31, 2025, BNY ETF Adviser managed approximately $7.79 billion in 14 ETF portfolios. BNY ETF Adviser is the primary ETF business, and a wholly-owned subsidiary, of BNY. BNY is a global investments company dedicated to helping its clients manage and service their financial assets throughout the investment lifecycle. Whether providing financial services for institutions, corporations or individual investors, BNY delivers informed investment management and investment services in 35 countries. BNY is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. As of March 31, 2025, BNY has $53.1 trillion in assets under custody and administration and $2.0 trillion in assets under management. BNY is the corporate brand of The Bank of New York Mellon Corporation and may be used to reference the corporation as a whole and/or its various subsidiaries generally. BNY Investments is one of the world’s leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY’s affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bny.com/investments.

BNY Adviser and BNY ETF Adviser have engaged NIMNA to serve as sub-adviser to the Fund and the Acquiring ETF, respectively. BNY Adviser and BNY ETF Adviser pay NIMNA a sub-advisory fee out of the fee received from the Fund and the Acquiring ETF, respectively. NIMNA, which is an indirect wholly-owned subsidiary of BNY, was founded in 2021 and is registered in the United States with the Commission as an investment adviser. NIMNA is part of the group of affiliated companies that individually or collectively provide investment advisory services under the brand “Newton” or “Newton Investment Management”. Such brand currently includes NIMNA and Newton Limited. Newton Limited is authorized and regulated in the United Kingdom by the Financial Conduct Authority and is registered as an investment adviser with the Commission. Newton Limited was incorporated on June 6, 1978 and became a subsidiary of BNY on July 23, 1998. As of March 31, 2025, Newton Investment Management managed approximately $99 billion in discretionary separate accounts and other investment accounts, of which NIMNA managed approximately $59 billion and Newton Limited managed approximately $39.4 billion.

NIMNA has entered into a sub-sub-investment advisory agreement with Newton Limited, which enables Newton Limited to provide certain advisory services to NIMNA for the benefit of the Fund, including, but not limited to, portfolio management services (the “Advisory Services”). Newton Limited also will serve as sub-sub-adviser to the Acquiring ETF and may provide the Advisory Services to NIMNA as the Acquiring ETF’s sub-adviser. The current portfolio managers of the Fund will serve as the portfolio managers of the Acquiring ETF.

A discussion regarding the basis for the Fund Trust’s Board approving the Fund’s investment advisory agreement with BNY Adviser, the sub-investment advisory agreement between BNY ETF Adviser and NIMNA, and the sub-sub-investment advisory agreement between NIMNA and Newton Limited is available in the Fund’s Form N-CSR filing for the fiscal period ended August 31, 2024. A discussion regarding the basis for the ETF Trust II’s Board approving the Acquiring ETF’s investment advisory agreement with BNY ETF Adviser, the sub-investment advisory agreement between BNY ETF Adviser and NIMNA, and the sub-sub-investment advisory agreement between NIMNA and Newton Limited will be available in the Acquiring ETF’s Form N-CSR filing for the fiscal period ending February 28, 2026.

The Acquiring ETF may rely on an exemptive order and related no-action relief from the Commission to use a manager of managers approach that permits BNY ETF Adviser, subject to certain conditions and approval by the ETF Trust II’s Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-advisers who are either unaffiliated or affiliated with BNY ETF Adviser without obtaining shareholder approval. The exemptive order also relieves the Acquiring ETF from disclosing the sub-investment advisory fee paid by BNY ETF Adviser to a sub-adviser in documents filed with the Commission and provided to shareholders. The Acquiring ETF is required to disclose (as a dollar amount and a percentage of the Acquiring ETF’s assets) (1) the aggregate fees paid to BNY ETF Adviser and any wholly-owned sub-adviser and (2) the aggregate fees paid to affiliated (i.e., less than wholly-owned) and unaffiliated sub-advisers. BNY ETF Adviser has ultimate responsibility (subject to oversight by the ETF Trust II’s Board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any sub-adviser to the ETF Trust II’s Board. The ETF Trust II’s Board, including a majority of the “non-interested” board members, must approve each new sub-adviser. In addition, the Acquiring ETF is required to provide shareholders with information about each new sub-adviser within 90 days of the hiring of any new sub-adviser. The Fund does not currently rely on a similar exemptive order.

Primary Portfolio Managers. John C. Bailer, CFA, Brian C. Ferguson, and Keith Howell serve as the Fund’s primary portfolio managers and are jointly and primarily responsible for managing the Fund’s portfolio. Messrs. Bailer, Ferguson and Howell hold the following positions at NIMNA: Mr. Bailer is Deputy Head of Equity Income and has been employed by NIMNA or a predecessor company of NIMNA since 1992. Mr. Bailer has been a portfolio manager of the Fund since December 2011. Mr. Ferguson is a portfolio manager and has been employed by NIMNA or a predecessor company of NIMNA since 1997. Mr. Ferguson has been a portfolio manager of the Fund since December 2015. Mr. Howell is a portfolio manager and has been employed by NIMNA or a predecessor company of NIMNA since 2006. Mr. Howell has been a portfolio manager of the Fund since September 2021. The portfolio managers of the Fund will also serve as portfolio managers for the Acquiring ETF.

Board Members. The Fund Trust and the ETF Trust II have different Board members. None of the Board members of the Fund Trust or the ETF Trust II is an “interested person” (as defined in the 1940

Act) of the Fund or the Acquiring ETF (“Independent Board Members”). For a description of the ETF Trust II’s Board members, see Exhibit C.

Independent Registered Public Accounting Firm. KPMG LLP is the independent registered public accounting firm for the Fund. Ernst & Young LLP is the independent registered public accounting firm for the Acquiring ETF.

Other Service Providers. BNY Mellon Securities Corporation, a wholly-owned subsidiary of BNY Adviser, located at 240 Greenwich Street, New York, New York 10286, serves as the Fund’s and Acquiring ETF’s distributor (i.e., principal underwriter).

The Bank of New York Mellon (“BNY Mellon”), an affiliate of BNY Adviser and BNY ETF Adviser, located at 240 Greenwich Street, New York, New York 10286, serves as the Fund’s and the Acquiring ETF’s administrator and custodian. The Bank of New York Mellon also serves as the Acquiring ETF’s transfer agent. BNY Mellon Transfer, Inc., a wholly-owned subsidiary of BNY Adviser, located at 240 Greenwich Street, New York, New York 10286, serves as the Fund’s transfer and dividend disbursing agent.

Capitalization. The Fund has classified and issued six classes of shares—Class A, Class C, Class I, Class Y, Class M and Investor shares of beneficial interest. All share classes of the Fund invest in the same portfolio of securities, but the classes are subject to different charges and expenses and will likely have different share prices. If the Reorganization is approved by the Fund’s shareholders, Class A, Class C, Class I, Class Y and Investor shares of the Fund will be converted into Class M shares of the Fund (without a CDSC or other charge). The share class conversion is expected to occur approximately two weeks before the Reorganization. In addition, approximately two weeks before the Reorganization, the Fund may, if deemed advisable by management of BNY Adviser, effect a share split (either forward or reverse) to approximate the net asset value per share of the Acquiring ETF. After such share split (if any), any fractional shares held by shareholders will be redeemed at the current net asset value, and the Fund will distribute the redemption proceeds in cash to those shareholders. The redemption of fractional shares is expected to occur approximately two business days before the Reorganization. In order to facilitate these operational matters, the Fund may be closed for certain periods of time prior to the share split (if any) and redemption of fractional shares. The Acquiring ETF offers one class of shares of beneficial interest without a separate share class designation. Each share of the Fund and Acquiring ETF has one vote and, when issued and paid for in accordance with the terms of its offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights and are freely transferable.

The following tables set forth, as of March 31, 2025, (1) the capitalization of each class of the Fund and (2) the pro forma capitalization of the Acquiring ETF’s shares, as adjusted showing the effect of the Reorganization had it occurred on such date. As of March 31, 2025 the Fund’s total net assets (attributable to Class A, Class C, Class I, Class Y, Class M and Investor shares) were approximately $174.6 million. The pro forma numbers reflect the conversion of Class A, Class C, Class I, Class Y and Investor shares into Class M shares of the Fund, expected to occur approximately two weeks before the Reorganization. The pro forma numbers do not reflect any cash to be paid in lieu of fractional shares, and cash and Wealth shares of Dreyfus Government Cash Management to be exchanged for Fund shares held through Non-Qualifying Accounts.

	Fund Class A	Adjustments	Acquiring ETF Pro Forma After Reorganization Shares Attributable to Fund Class A

Total net assets	$4,934,973	$(4,934,973)	N/A
Net asset value per share	$7.00	$(7.00)	N/A
Shares outstanding	705,343	(705,343)	N/A

	Fund Class C	Adjustments	Acquiring ETF Pro Forma After Reorganization Shares Attributable to Fund Class C

Total net assets	$1,066,272	$(1,066,272)	N/A
Net asset value per share	$6.92	$(6.92)	N/A
Shares outstanding	153,982	(153,982)	N/A

	Fund Class I	Adjustments	Acquiring ETF Pro Forma After Reorganization Shares Attributable to Fund Class I

Total net assets	$35,618,643	$35,618,643	N/A
Net asset value per share	$6.98	$(6.98)	N/A
Shares outstanding	5,099,607	(5,099,607)	N/A

	Fund Class Y	Adjustments	Acquiring ETF Pro Forma After Reorganization Shares Attributable to Fund Class Y

Total net assets	$572,006	$(572,006)	N/A
Net asset value per share	$6.96	$(6.96)	N/A
Shares outstanding	82,139	(82,139)	N/A

	Fund Class M	Adjustments	Acquiring ETF Pro Forma After Reorganization Shares Attributable to Fund Class M

Total net assets	$120,439,401	$53,834,982	$174,274,383
Net asset value per share	$6.98	$18.02	$25.00
Shares outstanding	17,253,859	(10,282,884)	6,970,975

	Fund Investor	Adjustments	Acquiring ETF Pro Forma After Reorganization Shares Attributable to Investor Class

Total net assets	$11,943,088	$(11,943,088)	N/A
Net asset value per share	$7.21	$(7.21)	N/A
Shares outstanding	1,657,176	(1,657,176)	N/A

Purchase Procedures. The Fund operates as a mutual fund and the Acquiring ETF operates as an ETF. As a result, the purchase procedures for individual shares of the Fund and the Acquiring ETF differ.

The price for each class of shares of the Fund is the net asset value per share, which is calculated as of the scheduled close of trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern time) on days the NYSE is scheduled to be open for regular business, plus, with respect to purchases of Class A shares of the Fund, an initial sales charge that may apply to the purchase. Shares of the Fund are priced at the Fund’s next net asset value calculated after an order is received in proper form by the Fund’s transfer agent or other authorized entity.

The Acquiring ETF’s shares will be listed for secondary trading on The NASDAQ Stock Market LLC and individual fund shares may only be purchased in the secondary market through a broker-dealer. The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If you buy Acquiring ETF shares in the secondary market, you will pay the secondary market price for Acquiring ETF shares. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The trading prices of Acquiring ETF shares will fluctuate continuously throughout trading hours based on market supply and demand rather than the Acquiring ETF’s net asset value, which is calculated at the end of each business day (normally 4:00 p.m. Eastern time). Acquiring ETF shares will trade on an exchange at market prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily net asset value of the Acquiring ETF shares.

See the Fund’s Prospectus and Statement of Additional Information for a more detailed discussion of the Fund’s purchase procedures.

Distribution and Shareholder Services Plans. The Fund pays the Distributor a fee at the annual rate of 0.25% of the value of the Fund’s average daily net assets attributable to Class A shares, Class C shares, and Investor shares pursuant to a shareholder services plan to compensate the Distributor for the provision of certain services to holders of such shares. Shareholder services include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund, and services related to the maintenance of shareholder accounts. The Distributor may compensate financial intermediaries in respect of shareholder services to the clients of financial intermediaries that hold Class A, Class or Investor shares of the Fund. There is no shareholder services plan fee for Class M, Class I, or Class Y shares of the Fund or shares of the Acquiring ETF.

The Fund also pays the Distributor a fee at the annual rate of 0.75% of the value of the Fund’s average daily net assets attributable to Class C shares pursuant to a Rule 12b-1 distribution plan for distributing Class C shares. Because the Fund’s Rule 12b-1 plan fees are paid out of the assets attributable to Class C shares of the Fund on an ongoing basis, over time they will increase the cost of your investment in Class C and may cost you more than paying other types of sales charges. There is no Rule 12b-1 plan fee for Class A, Class C, Class M, Class I, or Class Y shares of the Fund.

The Fund will discontinue the imposition of the shareholder services fee and Rule 12b-1 fee on the first business day of the month following shareholder approval of the Reorganization (e.g., if shareholders approve the Reorganization at the meeting on September 10, 2025, the imposition of the shareholder services fee and Rule 12b-1 fee will be discontinued on October 1, 2025).

The Board of the ETF Trust II has adopted a Rule 12b-1 Plan for the Acquiring ETF. Under the Rule 12b-1 Plan, the Acquiring ETF is authorized to pay shareholder services and distribution fees in connection with the sale and distribution of its shares and/or servicing of accounts in an amount up to 0.25% of its average daily net assets each year. No payments pursuant to the 12b-1 Plan will be made through at least the first twelve (12) months of operation. Additionally, the implementation of any such payments would have to be approved by the ETF Trust II’s Board prior to implementation. Because these fees would be paid out of the Acquiring ETF’s assets on an ongoing basis, if payments are made in the future, these fees will increase the cost of your investment in the Acquiring ETF and may cost you more over time. The Acquiring ETF has not adopted a shareholder services plan.

See the relevant fund’s Prospectus and Statement of Additional Information for a more detailed discussion of the Fund’s shareholder services plan and Rule 12b-1 distribution plan, and the Acquiring ETF's Rule 12b-1 Plan.

Redemption Procedures. Similar to purchase procedures above, because the Fund operates as a mutual fund and the Acquiring ETF operates as an ETF, the redemption procedures for individual shares of the Fund and the Acquiring ETF differ.

An investor may sell (redeem) shares of the Fund at any time. The shares are sold at the Fund’s next net asset value calculated after an order is received in proper form by the Fund’s transfer agent or other authorized entity, less any applicable CDSC. Any certificates representing Fund shares being sold must be returned with a redemption request. If you request the Fund to transmit your redemption proceeds to you by check, the Fund expects that your redemption proceeds normally will be sent within two business days after your request is received in proper form. If you request the fund to transmit your redemption proceeds to you by wire via the Wire Redemption Privilege ($1,000 minimum) or electronic check via the TeleTransfer Privilege ($500 minimum), and the Fund has your bank account information on file, the Fund expects that your redemption proceeds normally will be wired within one business day or sent by electronic check within two business days, as applicable, to your bank account after your request is received in proper form. Payment of redemption proceeds may take longer than the number of days the Fund typically expects and may take up to seven days after your order is received in proper form by the Fund’s transfer agent or other authorized entity, particularly during periods of stressed market conditions or very large redemptions or excessive trading.

Under normal circumstances, the Fund expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash. In addition, the Fund, and certain other funds in the BNY Mellon Family of Funds, may draw upon an unsecured credit facility for temporary or emergency purposes to meet redemption requests. The Fund also reserves the right to pay redemption proceeds in securities rather than cash (i.e., “redeem in-kind”), to the extent the composition of the Fund’s investment portfolio enables it to do so. Generally, a redemption in-kind may be made under the following circumstances: (1) BNY Adviser determines that a redemption in-kind (i) is more advantageous to the Fund (e.g., due to advantageous tax consequences or lower transaction costs) than selling/purchasing portfolio securities, (ii) will not favor the redeeming shareholder to the detriment of any other shareholder or the Fund and (iii) is in the best interests of the Fund; (2) to manage liquidity risk (i.e., the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund); (3) in stressed market conditions; or (4) subject to the approval of the Fund Trust’s Board in other circumstances identified by BNY Adviser. Securities distributed in connection with any such redemption in-kind are expected to generally represent an investor’s pro rata portion of assets held by the Fund immediately prior to the redemption, with adjustments as may be necessary in connection with, for example, certain derivatives, restricted securities, odd lots or fractional shares. Any securities distributed in-kind will remain exposed to market risk until sold, and the redeeming shareholder may incur transaction costs and taxable gain when selling the securities.

The Acquiring ETF’s shares are listed for secondary trading on The NASDAQ Stock Market LLC and individual fund shares may only be sold in the secondary market through a broker-dealer. If you sell Acquiring ETF shares in the secondary market, you will receive the secondary market price for Acquiring ETF shares. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The trading prices of Acquiring ETF shares will fluctuate continuously throughout trading hours based on market supply and demand rather than the Acquiring ETF’s net asset value, which is calculated at the end of each business day (normally 4:00 p.m. Eastern time). Acquiring ETF shares will trade on an exchange at market prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily net asset value of the Acquiring ETF shares.

See the relevant fund’s Prospectus and Statement of Additional Information for a more detailed discussion of the fund’s redemption procedures.

Distributions. The dividends and distributions policies of the Fund and the Acquiring ETF are identical. Each fund anticipates paying its shareholders any dividends monthly and capital gain distributions annually. A fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”), in all events in a manner consistent with the provisions of the 1940 Act. The actual amount of dividends paid per share by the Fund and the Acquiring ETF is different. See the relevant fund’s Prospectus and Statement of Additional Information for a further discussion of dividends and distributions policies.

Tax. The tax implications of an investment in the Fund and the Acquiring ETF are generally the same. However, the Acquiring ETF, as an ETF, may present certain tax efficiencies for investors over the Fund, a mutual fund. The Acquiring ETF intends to create and redeem Creation Units primarily on an in-kind basis, thereby minimizing the Acquiring ETF’s recognition of gain with respect to any appreciated securities it redeems in-kind. Accordingly, investors in the Acquiring ETF typically are generally only subject to capital gains taxes on their investment in the Acquiring ETF in connection with the sale of their Acquiring ETF shares. In contrast, because the Fund generally does not distribute securities in-kind but instead sells portfolio securities, such sales can generate capital gains within the Fund that may be required to be distributed in a taxable distribution to all of its shareholders—even if the shareholders may have an unrealized loss on their overall investment in the Fund. See the relevant fund’s Prospectus and Statement of Additional Information for a further discussion of the tax implications of investments in the funds.

Fiscal Years. The fiscal/tax year end of the Fund is and the initial fiscal/tax year end for the Acquiring ETF will be August 31.

Shareholder Services. The Fund currently offers certain shareholder privileges to shareholders holding shares in individual accounts, such as the Fund Exchanges service, Auto-Exchange Privilege, Automatic Asset Builder®, Payroll Savings Plan, Government Direct Deposit, Dividend Sweep, Automatic Withdrawal Plan, Letter of Intent and Corporate Pension/Profit-Sharing and Retirement Plans. The Acquiring ETF will not offer these privileges. However, the Qualified Account through which a shareholder will hold the Acquiring ETF shares may offer similar services and privileges.

Organizational and Governance Structure. The Fund is a series of the Fund Trust, which is a Massachusetts business trust, and the rights of its shareholders are governed by the Fund Trust’s Amended and Restated Agreement and Declaration of Trust (the “Fund Trust Declaration of Trust”), the Fund Trust’s Amended and Restated By-Laws and the laws of the Commonwealth of Massachusetts. The Acquiring ETF is a newly created series of the ETF Trust II, which is also a Massachusetts business trust, and the rights of its shareholders are governed by the ETF Trust II’s Amended and Restated Agreement and

Declaration of Trust (the “ETF Trust II Declaration of Trust”), the ETF Trust II’s By-Laws and the laws of the Commonwealth of Massachusetts.

Shareholder Voting Rights. Pursuant to the ETF Trust II Declaration of Trust, shareholders shall have the right to vote only (i) for the election or removal of trustees, and (ii) with respect to such additional matters relating to the ETF Trust II as may be required by law or as the trustees may consider and determine necessary or desirable. Each whole share shall entitle the holder thereof to one vote as to any matter on which the holder is entitled to vote, and each fractional share shall entitle the holder thereof to a proportionate fractional vote (the Acquiring ETF does not currently issue fractional shares).  There shall be no cumulative voting in the election of trustees or on any other matter submitted to a vote of the shareholders.

Pursuant to the Fund Trust Declaration of Trust, shareholders shall have the right to vote only (i) for the election and removal of trustees, (ii) with respect to the appointment of an investment manager, (iii) with respect to an amendment to the Fund Trust Declaration of Trust, (iv) with respect to the termination of the Fund Trust as provided for in the Fund Trust Declaration of Trust and (v) with respect to such additional matters relating to the Fund Trust as may be required by law, by the Fund Trust Declaration of Trust, the Fund Trust’s Amended and Restated By-Laws or any registration of the Fund Trust with the Commission or any state, or as the trustees may consider desirable. Amendments to the Fund Trust Declaration of Trust, except for changing the Fund Trust’s name or curing any ambiguity or correcting defective or inconsistent provisions, requires the vote of a majority outstanding shares. In addition, the Fund Trust may be terminated at any time by vote of shareholders holding at least a majority of outstanding shares. Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote (except that in the election of trustees said vote may be cast for as many persons as there are trustees to be elected), and each fractional share shall be entitled to a proportionate fractional vote. Shares must be voted in the aggregate as a single class except (i) when required by the 1940 Act or when the trustees have determined that the matter affects one or more series or classes differently and (ii) when the trustees have determined that the matter affects only the interests of one or more series or classes. There shall be no cumulative voting in the election of trustees. A plurality of all the votes cast at a meeting at which a quorum is present shall be sufficient to elect a trustee. The Fund Trust Declaration of Trust provide that thirty percent (30%) of the Fund’s shares entitled to vote shall constitute a quorum for the transaction of business at a Fund shareholders’ meeting. Matters requiring a larger vote by law or under the organizational documents for the Acquiring ETF or the Fund are not affected by such quorum requirements.

Shareholder Meetings. The ETF Trust II and the Fund Trust are not required to, and do not, have annual meetings. Meetings of the shareholders of the ETF Trust II or any one or more series or classes may be called and held from time to time for the purpose of taking action upon any matter requiring the vote or authority of the shareholders as provided in the ETF Trust II Declaration of Trust or upon any other matter deemed by the trustees to be necessary or desirable.  A meeting of the shareholders shall be called by the secretary of the ETF Trust II whenever ordered by the trustees, or requested in writing by the holder or holders of at least 30% of the outstanding shares entitled to vote at such meeting. Meetings of the shareholders of the Fund Trust may be called by the trustees or by the Secretary of the Fund Trust whenever ordered by the trustees, or when requested in writing by the holders of at least 30% of all the votes entitled to be cast at such meeting, or at least 10% of the outstanding shares entitled to vote at such meeting if the purpose of the same is to remove a trustee.

Shareholder Liability and Indemnification. The ETF Trust II Declaration of Trust disclaims shareholder liability for any debt, liability, or obligation, or expense incurred by, contracted for, or otherwise existing with respect to, the ETF Trust II or any series or class.

With respect to the Fund Trust and ETF Trust II, in case any shareholder or former shareholder of the Fund Trust or ETF Trust II shall be held to be personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators, or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the applicable series of the Fund Trust or ETF Trust II, respectively, to be held harmless from and indemnified against all loss and expense arising from such liability.

Liability and Indemnification of Board Members and Officers. Under the Fund Trust Declaration of Trust and ETF Trust II Declaration of Trust, no trustee or officer shall be liable to the ETF Trust II or any of its series for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties involved in the conduct of the individual’s office, and for nothing else and shall not be liable for errors of judgment or mistakes of fact or law. Further, Fund Trust and ETF Trust II trustees and officers shall be indemnified by the Fund Trust and ETF Trust II, respectively, to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by the trustee or officer in connection with any claim, action, suit, or proceeding in which the trustee or officer becomes involved as a party or otherwise by virtue of being or having been a trustee or officer; however, no indemnification shall be provided to the extent such indemnification is prohibited by applicable federal law.

Under the 1940 Act, a trustee may not be protected against liability to a fund and its security holders to which he or she would otherwise be subject as a result of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of reckless disregard of his or her obligations and duties.

* * * * * * * * *

The foregoing is a very general summary of certain provisions of the documents governing the ETF Trust II and Fund Trust. It is qualified in its entirety by reference to the respective governing documents.

REASONS FOR THE REORGANIZATION

At the Fund Trust’s Board meeting held on June 9 – 10, 2025, BNY Adviser recommended that the Fund Trust’s Board approve the Reorganization. Management recommended the Reorganization because of potential operational and tax advantages that the Acquiring ETF, as an ETF, would provide compared to the Fund, a mutual fund, including lower expenses, less cash drag on performance, flexible trading of shares, more efficient portfolio management and lower portfolio transaction costs, and tax efficiency. Other factors management considered in connection with recommending the Reorganization included that there would be little disruption for Fund shareholders, the tax-free nature of the Reorganization, and potentially more favorable sales prospects for the Acquiring ETF. Management also confirmed that it would be able to manage an investment strategy similar to that of the Fund’s investment strategy equally effectively in an ETF structure. The Fund Trust’s Board received from BNY Adviser written materials containing relevant information about the Acquiring ETF and the Reorganization.

The Fund Trust’s Board, with the advice and assistance of fund counsel and counsel to the Independent Board Members, concluded that the Reorganization is in the best interests of the Fund and that the interests of shareholders of the Fund will not be diluted as a result of the Reorganization. In reaching this conclusion, the Fund Trust’s Board determined that reorganizing the Fund into the Acquiring ETF offers potential benefits to the Fund’s shareholders. These potential benefits include permitting the Fund’s shareholders to pursue a similar investment goal in an ETF that has a lower management fee and an estimated lower total annual expense ratio. In addition, Fund shareholders may benefit from certain potential advantages offered by ETFs, including greater tax efficiency, lower portfolio transaction costs, more efficient portfolio management, and the ability to purchase and sell shares throughout the trading day at the then-prevailing market price on an exchange.

In determining whether to recommend approval of the Reorganization, the Fund Trust’s Board did not identify any particular factor or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and individual Board members may have attributed different weights to various factors. These considerations included the following: (1) the comparability of the Fund’s and the Acquiring ETF’s investment objective, management policies, strategies and restrictions, noting that the Acquiring ETF has the same investment objective, and similar investment strategies, and risks as the Fund, other than risks associated with ELNs and certain principal risks inherent in operating as an ETF; (2) the investment management experience of BNY ETF Adviser, NIMNA, Newton Limited, and the proposed portfolio managers of the Acquiring ETF, noting that NIMNA currently serves as the sub-adviser of the Fund, Newton Limited currently serves as sub-sub-adviser of the Fund, and the same portfolio managers currently serve as portfolio managers of the Fund; (3) information regarding the fees and expenses, including the management fees and total annual expense ratios, of the Fund and the Acquiring ETF, noting that the Acquiring ETF has a lower management fee and is estimated by management to have a lower total annual expense ratio than the Fund; (4) information regarding the potential benefits to Fund shareholders resulting from the Reorganization, including greater tax efficiency, the ability to purchase and sell shares throughout the trading day at the then-prevailing market price on an exchange, less cash drag on performance, and lower portfolio transaction costs (as well as permitting Fund shareholders to pursue a similar investment goal in an ETF that has a lower management fee and an estimated lower total annual expense ratio than the Fund), noting that (a) investors in an ETF typically are only subject to capital gains taxes on their investment in the ETF after they sell their ETF shares, whereas, the sale of portfolio securities by a mutual fund can create capital gains within the mutual fund that generally would be a taxable distribution to all shareholders of the mutual fund, even if the shareholders may have an unrealized loss on the overall mutual fund investment, consequently, the potential tax efficiency of an active ETF over a mutual fund should be more appealing to current and potential investors, (b) the flexibility offered by secondary market liquidity for ETF shares will give shareholders the opportunity to act on purchase and sale decisions immediately, rather than once a day, (c) the Acquiring ETF’s portfolio managers will have more flexibility to keep the portfolio more fully invested than a typical mutual fund since ETFs are not required to redeem shares directly from retail shareholders and, as a result, portfolio managers generally do not have to maintain a certain level of cash in order to maintain liquidity for redemptions, and (d) the use of in-kind transactions allows for more efficient portfolio management for the Acquiring ETF and may help reduce portfolio transaction costs compared to those of the Fund; (5) the Fund’s historical performance record, noting that if the Reorganization is approved, the Acquiring ETF will assume the performance history of the Fund; (6) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests, noting that the terms and conditions were reasonable and that there would be no dilution of shareholder interests; (7) that the proposed Reorganization will be submitted to the shareholders of the Fund for their approval; (8) that shareholders of the Fund who do not wish to become shareholders of the Acquiring ETF may sell or exchange their Fund shares before the Reorganization, without the imposition of a CDSC; (9) the current shareholder base of the Fund, noting a significant portion of the Fund’s shareholders were believed to hold shares through Qualifying Accounts; (10) the potential alternatives for Fund shareholders holding their shares through Non-Qualifying Accounts, noting that Qualifying Accounts are offered by BNY Brokerage Services; (11) the tax consequences of the Reorganization, noting that the Reorganization will not be a taxable event (except with respect to shares that are redeemed, in whole or in part, and cash received in lieu of fractional shares, if any, in connection with the Reorganization) for federal income tax purposes based on an opinion of counsel; and (12) the costs to be incurred by the Fund in connection with the Reorganization, concluding that the costs of the Reorganization to be incurred by the Fund did not outweigh the potential benefits to Fund shareholders resulting from the Reorganization (e.g., permitting Fund shareholders to pursue a similar investment goal in an ETF that has a lower management fee and an estimated lower total annual expense ratio than the Fund and the ability of Fund shareholders to benefit from certain potential advantages offered by ETFs, including lower portfolio transaction costs, greater tax efficiency, and the ability to purchase and sell shares throughout the trading day at the then-prevailing market price on an exchange). In addition, the Fund Trust’s Board noted that certain shareholder services and privileges available through the Fund would not be available through the Acquiring ETF; however, the Fund Trust’s Board determined the benefits of the Reorganization outweighed the loss of the availability of these services and privileges through the Acquiring ETF.

For the reasons described above, the Fund Trust’s Board, which is comprised entirely of Independent Board Members, unanimously determined that the Reorganization of the Fund is in the best interests of the Fund and approved the Reorganization on behalf of the Fund.

INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization. The following is a brief summary of the terms of the Plan, which is attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Fund’s shareholders, the Acquiring ETF will acquire the assets of the Fund in exchange for whole shares of the Acquiring ETF and the assumption by the Acquiring ETF of the Fund’s liabilities on December 5, 2025, or such other date as may be agreed upon by the parties (the “Closing Date”). In exchange for their Fund shares, Fund shareholders will receive Acquiring ETF shares (and cash in lieu of fractional shares, if any), cash, or Wealth shares of Dreyfus Government Cash Management. As soon as conveniently practicable after the Closing Date, the Fund will liquidate.

The number of Acquiring ETF shares to be received by shareholders holding Fund shares through Qualifying Accounts will be determined by dividing the aggregate value of the Fund shares held in each Qualifying Account by the initial net asset value of one Acquiring ETF share, as of the scheduled close of trading on the floor of the NYSE (usually at 4:00 p.m., Eastern time) on the Closing Date. Portfolio securities of the Fund will be valued in accordance with the valuation procedures of the Acquiring ETF, which are and shall be consistent with those of the Fund and are described in the Acquiring ETF’s Prospectus and Statement of Additional Information, or such other valuation procedures mutually agreed upon by the Fund and the Acquiring ETF.

Fractional Fund shares held in Qualifying Accounts and shares held in Non-Qualifying Accounts will be redeemed or exchanged prior to the Reorganization, as described in more detail below.

•	Approximately two business days before the Reorganization, any fractional shares held by shareholders through a Qualifying Account will be redeemed at the current net asset value, and the Fund will distribute the redemption proceeds in cash to those shareholders.
•	Approximately two to three weeks before the Reorganization, Fund shares held through Fund Direct Accounts will be redeemed for cash equal in value to the aggregate net asset value of such Fund shares at that time.
•	Approximately two to three weeks before the Reorganization, Fund shares held in Fund Direct BNY-Sponsored Retirement Accounts will be exchanged for Wealth shares of Dreyfus Government Cash Management equal in value to the aggregate net asset value of such Fund shares at that time.

•	Immediately before the Reorganization, Fund shares held through Non-Accommodating Brokerage Accounts or Non-Accommodating Retirement Accounts will be redeemed for cash equal in value to the aggregate net asset value of such Fund shares at that time.

On or before the Closing Date, the Fund, at the discretion of management, may declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforwards). Any such distribution will be taxable to Fund shareholders who hold shares in taxable accounts.

After the Reorganization, the Fund will cease operations and will be terminated as a series of the Fund Trust. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund and will be null and void. Acquiring ETF shares distributed to accounts of Fund shareholders will be reflected on the books of the Acquiring ETF as uncertificated, book-entry shares. The Acquiring ETF will not issue share certificates in the Reorganization.

Under applicable legal and regulatory requirements, none of the Fund’s shareholders will be entitled to exercise objecting shareholders’ appraisal rights (i.e., to demand the fair value of their shares in connection with the Reorganization). Therefore, shareholders will be bound by the terms of the Reorganization under the Plan. However, any Fund shareholder may redeem or exchange his or her Fund shares prior to the Reorganization without the imposition of any charges or fees. The Plan may be amended at any time prior to the Reorganization by the Fund Trust’s Board or the ETF Trust II’s Board. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Fund Trust, on behalf of the Fund, and the ETF Trust II, on behalf of the Acquiring ETF, under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Fund Trust, on behalf of the Fund, and the ETF Trust II, on behalf of the Acquiring ETF. An additional condition to the Reorganization that may not be waived is that the Fund and the Acquiring ETF receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund’s shareholders, or the Acquiring ETF as a result of the Reorganization (except with respect to shares that are redeemed, in whole or in part, in connection with the Reorganization). A copy of the opinion will be filed with the Commission and will be available for public inspection after the Closing Date of the Reorganization. The Plan may be terminated and abandoned by the Board of the Fund Trust or the Board of the ETF Trust II at any time prior to the Closing Date (and notwithstanding any vote of the Fund’s shareholders), if circumstances should develop that, in the opinion of the respective Board, make proceeding with the Reorganization inadvisable.

Because of the anticipated benefits to shareholders of the Fund as a result of the Reorganization, the Fund will bear the expenses relating to the Reorganization, whether or not the Reorganization is approved. The total expenses of the Reorganization, including legal and accounting expenses, printing, postage, mailing, reporting and tabulation costs, and regulatory filing fees, are expected to be approximately $300,000. In addition to use of the mail, proxies may be solicited personally or by telephone, and the Fund may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. Based on the current estimate of the expenses of the Reorganization and each class’s pro rata share of those expenses, it is estimated that holders of the Fund’s Class A, Class C, Class I, Class Y, Class M and Investor shares would start to realize the Acquiring ETF’s lower total annual expense ratio approximately four months, two months, six months, six months, six months and four months, respectively, after the Reorganization occurs. The Acquiring ETF will not bear any costs associated with the Reorganization. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by the Fund or Acquiring ETF to qualify for treatment as a regulated investment company within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on either the Fund or the Acquiring ETF or on any of their respective shareholders. The Fund and the Acquiring ETF will bear their respective portfolio transaction costs, if any, including those associated with the Reorganization. See “—Sale of Portfolio Securities” below.

By approving the Reorganization, Fund shareholders also are, in effect, agreeing to the Acquiring ETF’s investment objective and policies, investment advisory and distribution arrangements, ability to rely on an exemptive order and related no-action relief to use a manager of managers approach, Board composition, and independent registered public accounting firm. If the Reorganization is not approved by Fund shareholders, the Fund Trust’s Board will consider other appropriate courses of action with respect to the Fund, including continuing to operate as the Fund currently does.

Federal Income Tax Consequences. The exchange of Fund assets for Acquiring ETF shares and the Acquiring ETF’s assumption of the Fund’s liabilities, and the Fund’s distribution of those shares (and cash in lieu of fractional shares, if any) is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Reorganization, the Fund and the Acquiring ETF will receive the opinion of Morgan, Lewis & Bockius LLP, counsel to the Acquiring ETF, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the acquisition by the Acquiring ETF of all of the assets of the Fund, as provided for in the Plan, in exchange for the Acquiring ETF shares and the assumption by the Acquiring ETF of all of the liabilities of the Fund, followed by the distribution by the Fund to its shareholders of the Acquiring ETF shares (and cash in lieu of fractional shares, if any) in complete liquidation of the Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Fund and the Acquiring ETF each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (2) no gain or loss will be recognized by the Fund upon the transfer of all of its assets to, and the assumption of all of its liabilities by the Acquiring ETF in exchange solely for the Acquiring ETF shares pursuant to Section 361(a) and Section 357(a) of the Code, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code; (3) no gain or loss will be recognized by the Acquiring ETF upon the receipt by it of all of the assets of the Fund in exchange solely for the assumption of all of the liabilities of the Fund and issuance of the Acquiring ETF shares pursuant to Section 1032(a) of the Code; (4) no gain or loss will be recognized by the Fund upon the distribution of Acquiring ETF shares and cash in lieu of fractional shares, if any, to shareholders of the Fund holding Fund shares through Qualifying Accounts in complete liquidation (in pursuance of the Plan) of the Fund pursuant to Section 361(c)(1) of the Code; (5) the tax basis of the assets of the Fund received by the Acquiring ETF will be the same as the tax basis of such assets in the hands of the Fund immediately prior to the transfer of such assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Fund on the transfer pursuant to Section 362(b) of the Code; (6) the holding periods of the assets of the Fund in the hands of the Acquiring ETF will include the periods during which such assets were held by the Fund pursuant to Section 1223(2) of the Code, other than assets with respect to which gain or loss is required to be recognized and except where investment activities of the Acquiring ETF have the effect of reducing or eliminating the holding period with respect to an asset; (7) no gain or loss will be recognized by the shareholders of the Fund upon the exchange of all of their Fund shares solely for Acquiring ETF shares (except with respect to cash, if any, received) pursuant to Section 354(a) of the Code; (8) the aggregate tax basis of Acquiring ETF shares received by a shareholder of the Fund (except for the distribution of cash in lieu of fractional shares) will be the same as the aggregate tax basis of such Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code; (9) the holding period of the Acquiring ETF shares received by a shareholder of the Fund will include the holding period of such Fund shares exchanged therefor, provided that the shareholder held such Fund shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code; and (10) the Reorganization will not terminate the taxable year of the Fund; the part of the taxable year of the Fund before the Reorganization and the part of the taxable year of the Acquiring ETF after the Reorganization will constitute a single taxable year of the Acquiring ETF. Notwithstanding the aforementioned opinions, the opinion of Morgan, Lewis & Bockius LLP may state that no opinion is expressed with respect to shareholders whose shares are redeemed, in whole or in part, in connection with the Reorganization.

The Fund and the Acquiring ETF have not sought a tax ruling from the Internal Revenue Service (“IRS”). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Fund shareholders should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.

Capital Loss Carryforwards. As of August 31, 2024, the Fund’s most recent fiscal year end, and as of March 31, 2025, the Fund did not have any capital loss carryforwards.

Sale of Portfolio Securities. If the Reorganization is approved by the Fund’s shareholders, it is currently estimated that, following the reorganization, in connection with the transition to the Acquiring ETF’s investment strategies, certain of the Fund’s portfolio securities (currently estimated to be approximately $8.7 million or 5% of the Fund’s net assets) may be sold and the Acquiring ETF will invest in one or more ELNs. A portion of any portfolio transitioning may be done by the Acquiring ETF through in-kind transactions with APs. BNY Adviser and BNY ETF Adviser currently expect that the portfolio transaction costs and tax impact to the Acquiring ETF and its shareholders due to any portfolio transitioning will be de minimis; however, despite the best efforts of BNYM ETF Adviser, the reorganization and subsequent portfolio transitioning could result in significant capital gains that would be borne by the Acquiring ETF and its shareholders.

The Fund may buy and sell securities in the normal course of its operations, any transaction costs for which would be borne by the Fund. Any sales of portfolio securities by the Fund will be subject to any restrictions imposed by the Code with respect to the tax-free nature of the Reorganization.

Interest of Certain Persons in the Reorganization. BNY ETF Adviser may be deemed to have an interest in the Reorganization because it will become investment adviser to the Acquiring ETF and will receive investment advisory fees from the Acquiring ETF for its services as investment adviser. NIMNA and Newton Limited may be deemed to have an interest in the Reorganization because they will become the sub-adviser and sub-sub-adviser, respectively, to the Acquiring ETF and NIMNA will receive fees for its services as sub-adviser (which will be paid by BNY ETF Adviser).

Required Vote and Board’s Recommendation

The Fund Trust’s Board has approved the Plan and the Reorganization with respect to the Fund and has determined that (1) participation in the Reorganization is in the best interests of the Fund and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization. The affirmative vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act) is required to approve the Plan and the Reorganization. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, in person or represented by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less. Virtual attendance at the Meeting constitutes in person attendance for purposes of calculating the required vote.

THE Fund Trust’s BOARD, ALL OF WHOSE MEMBERS ARE INDEPENDENT BOARD MEMBERS, unanimously RECOMMENDS THAT SHAREHOLDERS OF the FUND VOTE “FOR” APPROVAL OF THE PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING ETF AND THE FUND

Information about the Acquiring ETF is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring ETF’s Prospectus and Statement of Additional Information, forming a part of the ETF Trust II’s Registration Statement on Form N-1A (File No. 333-280471). The Acquiring ETF’s Prospectus and Statement of Additional Information, each dated [_____], 2025, are incorporated herein by reference to Post-Effective Amendment No. [__] to the ETF Trust II’s Registration Statement on Form N-1A, filed on [_____], 2025. [Hyperlink to be added when available.]

Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund’s Prospectus and Statement of Additional Information, forming a part of the Fund Trust’s Registration Statement on Form N-1A (File No. 333-34844). The Fund’s Prospectus and SAI, each dated December 31, 2024, and each as amended or supplemented, is incorporated herein by reference to Post-Effective Amendment No. 78 to the Fund Trust’s Registration Statement on Form N-1A, filed on December 27, 2024 (please note the Fund has two prospectuses, one for Class A, Class C, Class I and Class Y shares, and one for Class M and Investor shares).

The Fund and the Acquiring ETF are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund and the Acquiring ETF may be inspected and copied at the Public Reference Facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

Quorum, Proxies and Voting at the Meeting

A quorum is constituted for the Fund by the presence in person or by proxy of shareholders entitled to cast 30% of the votes at the Meeting. Virtual attendance at the Meeting constitutes in person attendance for purposes of calculating a quorum. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the chairperson of the Meeting or the persons named as proxies may propose one or more adjournments or postponements of the Meeting to permit further solicitation of proxies for the Fund with respect to the proposal. In determining whether to adjourn the Meeting with respect to the proposal for the Fund, the following factors may be considered: the nature of the proposal, the percentage of favorable votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote by the holders of a majority of the Fund’s shares eligible to vote that are represented at the Meeting virtually or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote “FOR” the proposal in favor of such adjournment, and will vote those proxies required to be voted “AGAINST” the proposal against any adjournment.

If you hold your shares directly (not through a broker-dealer or other intermediary), and if you return a signed proxy card that does not specify how you wish to vote on the proposal, your shares will be voted “FOR” the proposal. If a proxy is properly executed and returned marked with an abstention, the Fund shares represented thereby will be considered to be present at the Meeting for the purpose of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote “FOR” the proposal. For this reason, abstentions will have the effect of a “no” vote for the purpose of obtaining the requisite approval for the proposal.

Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their clients will request the instructions of such clients on how to vote their shares before the Meeting. A broker-dealer that has not received instructions from a client prior to the date specified in the broker-dealer firm’s request for voting instructions may not submit a proxy on behalf of such client’s shares with respect to the proposal. Ordinarily, for routine matters submitted for shareholder vote, broker non-votes, if any, would be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but would not be counted as a vote in favor of the proposal. However, because the proposal is considered non-routine, broker non-votes are inapplicable to this solicitation and will have no impact on establishing quorum or the votes cast for or against the proposal.

If you hold shares of the Fund through an intermediary (other than a broker-dealer) that has entered into a service agreement with the Fund or the Fund’s distributor, such intermediary may be the record holder of your shares. At the Meeting, an intermediary will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on the proposal may be deemed to authorize the intermediary to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, an intermediary may be permitted to vote shares with respect to which it has not received voting instructions from its customers. In those cases, the intermediary may, but may not be required to, vote such shares in the same proportion as those shares for which the intermediary has received voting instructions. Any such voted shares will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. In cases where proportionate voting is required or permitted, a small number of shareholders could determine how the intermediary votes its customers’ Fund shares, if such other shareholders fail to vote.

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a bank or other intermediary, and you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer, bank or intermediary specific instructions as to how you want your shares to be voted.

With respect to BNY-sponsored retirement accounts (each, a “BNY Retirement Account”), the relevant Retirement Custodial Account Agreement governing the BNY Retirement Account requires BNY Mellon, as the custodian of the BNY Retirement Account, to vote Fund shares held in such BNY Retirement Account in accordance with the BNY Retirement Account shareholder’s instructions. However, if no voting instructions are received, BNY Mellon may vote Fund shares held in the BNY Retirement Account in the same proportions as the Fund shares for which voting instructions are received from other BNY Retirement Account shareholders. Therefore, if a BNY Retirement Account shareholder does not provide voting instructions prior to the Meeting, BNY Mellon will vote the BNY Retirement Account shares

“FOR”, “AGAINST” or “ABSTAIN” in the same proportions as it votes the shares for which properly conveyed instructions are timely received from other BNY Retirement Account shareholders.

With respect to Fund shares for which BNY Adviser or its affiliates have voting authority, such shares will be voted in accordance with such firms’ proxy voting policies and procedures.

The affirmative vote of a majority of the Fund’s outstanding voting securities as defined in the 1940 Act, and as described above, is required to approve the Plan and the Reorganization.

In addition to the use of the mail, proxies may be solicited personally or by telephone, and the Fund may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals.

Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder’s identity. Any Fund shareholder giving a proxy by telephone or electronically may revoke it at any time before it is exercised by sending a written notice of revocation to the proxy tabulator at the address listed on the proxy card, by submitting a new proxy to the Fund or by attending the Meeting and voting virtually.

Ownership of Shares. To the knowledge of the Fund, the following table shows the persons of record owning, as of May 23, 2025, 5% or more of the outstanding Class A, Class C, Class I, Class Y, Class M and Investor shares, as applicable, of the Fund. There were no outstanding shares of the Acquiring ETF on the record date, as the Acquiring ETF had not yet commenced operations.

	Percentage of Outstanding Shares
Name and Address	Before Reorganization*	After Reorganization**

Fund—Class A Shares
American Enterprise Investment Svc 707 2nd Ave S Minneapolis MN 55402-2405	36.9476%	1.1127%
Charles Schwab & Company Inc 211 Main St San Francisco CA 94105	13.2514%	0.3991%
Mark A Roth 13 Wellesley Rd Upper Montclair NJ 07043-2011	6.2117%	0.1871%
Pershing LLC PO Box 2052 Jersey City NJ 07303-2052	5.9277%	0.1785%
Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza Fl 12 New York NY 10004-1901	5.2501%	0.1581%

Fund—Class C Shares
J P Morgan Securities LLC For The Exclusive Benefit Of Our Customers 4 Chase Metrotech Ctr Brooklyn NY 11245-0003	55.4369%	0.3521%
American Enterprise Investment Svc 707 2nd Ave S Minneapolis MN 55402-2405	36.9939%	0.2349%
Pershing LLC PO Box 2052 Jersey City NJ 07303-2052	5.0336%	0.0320%

Fund—Class I Shares
American Enterprise Investment Svc 707 2nd Ave S Minneapolis MN 55402-2405	30.9681%	6.4710%
LPL Financial 4707 Executive Dr San Diego CA 92121-3091	23.9001%	4.9941%
Pershing LLC PO Box 2052 Jersey City NJ 07303-2052	20.1033%	4.2007%
National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City NJ 07310-1995	14.5591%	3.0422%
Charles Schwab & Company Inc 211 Main St San Francisco CA 94105	7.1694%	1.4981%

Fund—Class Y Shares
Newton Investment Management North America LLC-PM Investing 240 Greenwich Street Fl 6 Tax Room New York NY 10007	98.3921%	0.3290%

Fund—Class M Shares
SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks PA 19456-9989	88.2763%	60.1671%
MAC & Co C/O The Bank Of New York Mellon 500 Grant Street Room 151-1010 Pittsburgh PA 15258	7.3159%	4.9863%

Fund—Investor Shares

National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City NJ 07310-1995	33.0455%	2.3019%
Charles Schwab & Company Inc 211 Main St San Francisco CA 94105	17.8133%	1.2408%
Smithfield Trust Company 20 Stanwix Street Suite 650 Pittsburgh PA 15222	8.9052%	0.6203%
Pershing LLC PO Box 2052 Jersey City NJ 07303-2052	8.7982%	0.6129%
SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks PA 19456-9989	6.3599%	0.4430%

*	If the Reorganization is approved by the Fund’s shareholders, Class A, Class C, Class I, Class Y and Investor shares of the Fund will be converted into Class M shares (without a contingent deferred sales charge or other charge). The share class conversion is expected to occur approximately two weeks before the Reorganization. In addition, approximately two weeks before the Reorganization, the Fund may, if deemed advisable by management of BNY Adviser, effect a share split (either forward or reverse) to approximate the net asset value per share of the Acquiring ETF. After such share split (if any), any fractional shares held by shareholders will be redeemed at the current net asset value, and the Fund will distribute the redemption proceeds in cash to those shareholders. The redemption of fractional shares is expected to occur approximately two business days before the Reorganization. In order to facilitate these operational matters, the Fund may be closed for certain periods of time prior to the share split (if any) and redemption of fractional shares.
**	The Acquiring ETF will only offer one class of shares. “After Reorganization” numbers reflect the shareholder’s estimated ownership of the Acquiring ETF based on the shareholder’s ownership of the class of the Fund as of May 23, 2025.

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund’s voting securities may be deemed a “control person” (as defined in the 1940 Act) of the fund. As of May 23, 2025, no shareholder of the Fund was deemed a “control person” of the Fund.

As of May 23, 2025, Kevin C. Phelan, Thomas F. Ryan and Patrick J. Purcell, each a Board member of the Fund Trust, owned 382,221.760 (1.56%), 42,594.674 (0.17%) and 19,668.301 (0.08%), respectively, of Class M shares the Fund. As of May 23, 2025, none of the other Board members or officers of the Fund Trust and the ETF Trust II owned any of the Fund’s or the Acquiring ETF’s outstanding shares, respectively. FINANCIAL STATEMENTS AND EXPERTS

The audited financial statements of the Fund (File No. 811-09903) are incorporated herein by reference to the Fund’s Annual Report for its fiscal year ended August 31, 2024, filed on October 30, 2024. The unaudited financial statements of the Fund are incorporated herein by reference to the Fund’s Semi-Annual Report for the fiscal period ended February 28, 2025, filed on April 24, 2025. The audited financial statements of the Fund for its fiscal year ended August 31, 2024 have been incorporated herein by reference in reliance upon the reports of KPMG LLP, independent registered public accounting firm for the Fund, and upon the authority of KPMG LLP as an expert in accounting and auditing.

A fund’s financial highlights are intended to help you understand a fund’s financial performance for the past five fiscal years or, if shorter, the period of the fund’s operations. The Fund’s financial highlights are included in the Fund’s prospectus, which is incorporated by reference herein. The financial highlights for the Fund have been derived from the Fund’s financial statements, which have been audited by KPMG LLP, whose report, along with the Fund’s financial statements, are included in the annual report. In addition, the unaudited financial highlights reflecting the six-month period ended February 28, 2025 are included in the Acquiring ETF’s prospectus, which is also incorporated by reference herein.

The Acquiring ETF currently has no assets or liabilities. The Acquiring ETF will commence operations upon the completion of the Reorganization and will continue the operations of the Fund. For this reason, financial statements of the Acquiring ETF and pro forma financial statements of the Acquiring ETF have not been included herein. The Acquiring ETF will adopt the financial history, including the financial highlights, of the Class I shares of the Fund following the Reorganization. The Fund will be the accounting survivor in the Reorganization.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

Please advise the Fund, in care of BNY Institutional Department, P.O. Box 534442 Pittsburgh, PA 15253-4442, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING VIRTUALLY ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR OTHERWISE VOTE PROMPTLY.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

[Provided in separate document.]

A-1

Exhibit B

Comparison of Fundamental Investment Restrictions of
the Acquiring ETF and the Fund

	Acquiring ETF	Fund
	The Acquiring ETF may not…	The Fund may not…
Borrowing	Borrow money, except to the extent permitted under the 1940 Act.	Borrow money . . . except that . . . the fund may borrow money in an amount not exceeding one-third of the fund’s total assets at the time of such borrowing . . . . The purchase or sale of options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not be considered to involve the borrowing of money . . . .
Senior Securities

Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except insofar as the fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the fund’s borrowing policies or otherwise to the extent permitted under the 1940 Act.

Issue senior securities as defined in the 1940 Act . . . except that . . . the fund may issue multiple classes of shares. The purchase or sale of options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not be considered to involve the . . . issuance of senior securities.
Commodities

Invest in physical commodities, except that the fund may purchase and sell commodity-linked or index-linked structured notes, commodity-related ETFs or ETNs, options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

Purchase or sell commodities, except that the fund may enter into options, forward contracts, and futures contracts, including those relating to indices, and options on futures contracts or indices.
B-1

Issuer Diversification	With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.	Purchase with respect to 75% of the fund’s total assets securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund’s total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.
Industry Concentration	Invest more than 25% of its assets in the securities of issuers in any single industry or group of industries, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or shares of other investment companies.	Purchase any securities which would cause more than 25% of the value of the fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this Fundamental Policy, U.S. Government securities and state or municipal governments and their political subdivisions are not considered members of any industry.) For purposes of this Fundamental Policy, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."
Lending Portfolio Securities; Loans

Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the fund’s total assets) or as otherwise permitted by the Commission.

Make loans or lend securities, if as a result thereof more than one-third of the fund's total assets would be subject to all such loans. For purposes of this Fundamental Policy, debt instruments and repurchase agreements shall not be treated as loans. Any loans of portfolio securities will be made according to guidelines established by the Commission and the board.
B-2

Real Estate	Purchase, hold or deal in real estate, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or REITs and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in the real estate business or invest or deal in real estate or interests therein).
Underwriting	Act as an underwriter of securities of other issuers, except to the extent the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.	Underwrite securities issued by any other person, except to the extent that the purchase of securities and later disposition of such securities in accordance with the fund's investment program may be deemed an underwriting.

B-3

EXHIBIT C

INFORMATION ABOUT BOARD MEMBERS OF THE BNY MELLON ETF TRUST II

Name (Age) Position[1]	Year Joining the Board	Principal Occupation During Past 5 Years	Number of Investment Companies in Fund Complex[2] Overseen by Trustee	Other Public Company Board Memberships During Past 5 Years
J. Charles Cardona (69) Chairman of the Board	2024	BNY Mellon Family of Funds, Interested Director (2014 – 2018), Independent Director (2019 – Present); BNY Mellon Liquidity Funds, Director (2004-2024) and Chairman (2019 – 2021).	31	N/A
Kristen M. Dickey (56) Board Member	2024	Independent board director of Marstone, Inc., a financial technology company (since 2018); Lead non-executive director for Aperture Investors, LLC, an investment management firm (since 2018).	15	N/A
F. Jack Liebau, Jr. (61) Board Member	2024	Corporate director (since 2015); Managing Director at Beach Investment Counsel, a financial advisory firm (2020-2024).	15	Myers Industries, an industrial company, Director (2015 – Present) and Chairman of the Board (2016 – Present); STRATTEC Security Corp., an automotive power and security solutions company, Director (2023 – Present) and Chairman of the Board (2024 – Present); and Motorcar Parts of America, an automotive parts company, Director (2024 - Present).
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Jill I. Mavro (53) Board Member	2024	Founder and President of Spoondrift Advisory, LLC, an investment management consulting company (since 2018); Managing Director at Transaction Strategies, LLC (formerly CapWGlobal, LLC), a financial technology consulting company (2020 - 2025).	15	GoldenTree Opportunistic Credit Fund, Director (2025 – Present).
Kevin W. Quinn (66) Board Member	2024	Partner at PricewaterhouseCoopers, LLC (until 2019).	15	N/A
Stacy L. Schaus (65) Board Member	2024	Chief Executive Officer of the Schaus Group LLC, a consulting firm (since 2019); Advisory board member of A&P Capital, a consulting firm (from 2019 until 2021).	15	N/A
[1]	Each board member serves on the board’s audit and nominating committees.
[2]	Represents the number of separate portfolios comprising the investment companies in the "Fund Complex," including the funds, for which the board member served as of the date of this Prospectus/Proxy Statement. "Fund complex" comprises registered investment companies for which BNY ETF Adviser or an affiliate of BNY ETF Adviser serves as investment adviser.

Additional information about each ETF Trust II board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each board member possesses which the board believes has prepared them to be effective board members. The board believes that the significance of each board member’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single board member, or particular factor, being indicative of board effectiveness. However, the board believes that board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a board member’s educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.

•	J. Charles Cardona – Mr. Cardona has served as the Chairman of the Board for the funds in the BNY Mellon ETF Trust since 2020 and the funds in the BNY Mellon ETF Trust II since 2024. He currently also serves as an independent board member for certain funds in the BNY Mellon Family of Funds. Mr. Cardona was the President and a Director of The Dreyfus Corporation, the predecessor company of BNY Mellon Investment Adviser, Inc., and the Chief Executive Officer of Cash Investment Strategies, a division of Dreyfus Corp., until he retired in 2016. From 2013 to 2016, Mr. Cardona served as Chairman of MBSC Securities Corporation, a predecessor firm to the Distributor, and he previously served as an Executive Vice President from 1997 to 2013. He also served as President of the Institutional Services Division of MBSC Securities Corporation. He joined the Institutional Services Division in 1985 with management responsibility for all Institutional Operations and Client Service units. Prior to joining the Institutional Services Division, he served as Assistant Director of
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Sales and Services in the Dreyfus Retail Division of MBSC Securities Corporation (formerly, Dreyfus Service Corporation), which he joined in 1981.

•	Kristen M. Dickey – Ms. Dickey has served as an Independent Board Member for the funds in the BNY Mellon ETF Trust since 2020 and the funds in the BNY Mellon ETF Trust II since 2024. Ms. Dickey's career spans over 20 years of experience in the investment management industry, before her retirement in 2017. She served in various roles at BlackRock, Inc. over the course of her career, including as Managing Director—Global Head of Index Strategy from 2014 to 2017, Managing Director—Head of Corporate Investor Relations from 2012 to 2014 and Managing Director—Global Head of Financial Institutions Group from 1996 to 2011. Ms. Dickey has served as the lead non-executive director for Aperture Investors, LLC, an investment management firm, since 2018. She has also served as an independent board director of Marstone, Inc., a financial technology company, since 2018, and as a non-executive director of AIMIA, Inc. since 2022. Ms. Dickey has served as a trustee for the New York City park nonprofits Friends of the High Line from 2006, where she is also the head of the investment committee, and the Battery Conservancy, where she is also the treasurer, since 2005 and 2011, respectively. She has served as an advisory board member for the nonprofits Girls Who Invest and the Council for Economic Education since 2018 and 2017, respectively.

•	F. Jack Liebau, Jr. – Mr. Liebau has served as an Independent Board Member for the funds in the BNY Mellon ETF Trust since 2020 and the funds in the BNY Mellon ETF Trust II since 2024. Mr. Liebau has over 30 years of experience in the investment management industry. He has served in various roles over the course of his career, including as a partner, portfolio manager and head of compliance at Primecap Management Co. from 1986 to 2003, president, portfolio manager and head of compliance at Liebau Asset Management from 2003 to 2011, portfolio manager and partner at Davis Advisors from 2011 to 2013, President and Chief Executive Officer at Roundwood Asset Management from 2013 to 2015, Managing Director at Beach Investment Counsel from 2020 to 2024, and a private investor and corporate director since 2015. Mr. Liebau has served as a board member of numerous organizations, including as a director of media company Media General from 2008 to 2009, a director of defense firm Herley Industries from 2010 to 2011, a corporate director of automotive aftermarket retailer Pep Boys from 2015 to 2016, a director of industrial company Myers Industries since 2015 and the Chairman of the Board of Myers Industries since 2016, the Non-Executive Chairman of the Board of information technology and investigations firm Special Investigations Limited Company since 2017, an independent director of S3 Software, an unlisted software company serving media companies, since 2020, a director of automotive power and security solutions company STRATTEC Security Corp. since 2023 and the Chairman of the Board of STRATTEC Security Corp. since 2024, and a director of automotive parts company Motorcar Parts of America since 2024.

•	Jill I. Mavro – Ms. Mavro has served as an Independent Board Member for the funds in the BNY Mellon ETF Trust since 2020 and the funds in the BNY Mellon ETF Trust II since 2024. She brings over 30 years of experience in the asset management industry, having held a variety of leadership roles throughout her career. From 1995 to 2018, Ms. Mavro was with State Street Global Advisors (SSGA), where she initially worked in the asset servicing division from 1995 to 1997 before transitioning to the asset management division from 1997 to 2018. During her tenure, she held several senior positions, ultimately serving as Senior Managing Director, responsible for developing and managing strategic relationships with the firm’s largest clients. Ms. Mavro is currently President and Founder of Spoondrift Advisory, LLC, an investment management consulting firm, since 2018. She also currently serves as an independent trustee for GoldenTree Opportunistic Credit Fund since 2025. From 2020 to 2025, she was a Managing Director at Transaction Strategies, LLC (formerly CapWGlobal, LLC). Her board service includes past and present roles with several organizations: Sectoral Asset Management from 2013 to 2015, Women in ETFs, Inc. since 2013, and the Overseers Board of Beth Israel Deaconess
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Medical Center since 2014. She also served on the SPDR Executive Committee at SSGA from 2014 to 2018.

•	Kevin W. Quinn – Mr. Quinn has served as an Independent Board Member for the funds in the BNY Mellon ETF Trust since 2020 and the funds in the BNY Mellon ETF Trust II since 2024. Mr. Quinn gained over 35 years of experience in the audit, tax and accounting field before his retirement in 2019. He served as a partner at PricewaterhouseCoopers, LLC from 1997 to 2019. He is a Certified Public Accountant and holds the Chartered Financial Analyst designation from the CFA Institute. Mr. Quinn has also served as trustee as part of the Catholic Charities – Archdiocese of Boston, MA from 2001 to 2013, Mutual Funds Against Cancer from 2003 to 2008 and INROADS, an organization that seeks to promote ethnic and racial diversity in the corporate workplace, from 1997 to 2000.

•	Stacy L. Schaus – Ms. Schaus has served as an Independent Board Member for the funds in the BNY Mellon ETF Trust since 2020 and the funds in the BNY Mellon ETF Trust II since 2024. Ms. Schaus has over 37 years of experience in the financial and investment management industries. She served as a vice president at Merrill Lynch Capital Markets from 1981 to 1989, as the founder and Chief Executive Officer/Chief Operating Officer of Hewitt Financial Services, a registered investment adviser and brokerage, from 1992 to 2006, as the President of the Hewitt Series Trust from 1992 to 2006, as Executive Vice President—Defined Contribution Practice Founder at PIMCO Investment Management from 2006 to 2018, and has served as the founder and Chief Executive Officer of the Schaus Group LLC, a consulting firm, since 2019. Ms. Schaus has served as a board member of several organizations, including as a board member of the nonprofit Financial Planning Association from 2005 to 2007, the founder and chairwoman of the nonprofit Defined Contribution Institutional Investment Association from 2010 to 2012 and the chairwoman (from 2018 to 2020) and executive committee member (from 2018 to 2021) of the nonprofit Employee Benefit Research Institute. She has served as a member of the financial technology committee of the nonprofit Society of Actuaries since 2019 and as an advisory board member of A&P Capital, a consulting firm, from 2019 until 2021.

C-4

EXHIBIT D

SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees and expenses of the Fund and the fees and expenses of the Acquiring ETF on a pro forma basis after giving effect to the proposed Reorganization is included in the “Comparison of the Acquiring ETF and the Fund” section of this Prospectus/Proxy Statement.

The Reorganization will not result in a material change to the Fund’s investment portfolio due to the investment restrictions of the Acquiring ETF. In particular, each security held by the Fund is eligible to be held by the Acquiring ETF. As a result, a schedule of investments for the Fund modified to show the effects of the change is not required and is not included.

There are no material differences in accounting policies of the Fund as compared to those of the Acquiring ETF.

PO Box 211230, Eagan, MN 55121-9984	VOTE OVER THE INTERNET 1. Read the Prospectus/Proxy Statement and have the proxy card at hand. 2. Go to: www.proxyvotenow.com/BMIS 3. Follow the simple instructions.
VOTE BY PHONE 1. Read the Prospectus/Proxy Statement and have the proxy card at hand. 2. Call toll-free: 855-302-8829 3. Follow the simple instructions.
VOTE BY MAIL 1. Read the Prospectus/Proxy Statement. 2. Check the appropriate box on the reverse side of the proxy card 3. Sign, date and return the proxy card in the postage-paid envelope provided.

Please detach at perforation before mailing.

----------------------------------------------------------------------------------------------------------------------------------------------------------

BNY MELLON INCOME STOCK FUND

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 10, 2025

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND TRUST’S (AS DEFINED BELOW) AND WILL BE VOTED

FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED

The undersigned shareholder of BNY Mellon Income Stock Fund (the “Fund”), a series of BNY Mellon Funds Trust (the “Fund Trust”), hereby appoints Jeff Prusnofsky and Sarah S. Kelleher, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on July 14, 2025, at a Special Meeting of Shareholders to be held over the Internet in a virtual meeting format only, on September 10, 2025, at 10:00 a.m. Eastern time, and at any and all postponements or adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the Special Meeting.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT, EACH OF WHICH IS INCORPORATED HEREIN BY REFERENCE, IS HEREBY ACKNOWLEDGED. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. PLEASE SIGN AND DATE BELOW. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” THE PROPOSAL SET FORTH ON THE REVERSE SIDE.

CONTROL NUMBER
AUTHORIZED SIGNATURE(S) This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable	Sign in the box above

Date _________________________________________________________
Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, each holder should sign. If a corporation, the signature should be that of an authorized officer who should state his or her title

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on

September 10, 2025.

The Proxy Statement for this Meeting is available at:

www.bny.com/proxy

Please see Proxy Statement for information on how to obtain directions to be able to attend and vote virtually at the Special Meeting of Shareholders.

Questions? If you have any questions about how to vote your proxy or about the Special Meeting of Shareholders, please call toll-free

1(888) 784-7850. Representatives are available to assist you Monday through Friday 10:00 a.m. to 11:00 p.m. Eastern Time.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR VOTE TODAY!

IF YOU ARE NOT VOTING BY PHONE OR OVER THE INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD

ON THE REVERSE SIDE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

THANK YOU FOR CASTING YOUR VOTE

Please detach at perforation before mailing.

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PLEASE SIGN AND DATE ON THE REVERSE SIDE

This proxy is solicited on behalf of the Board of Directors. It will be voted as specified.

If no specification is made and the proxy card is executed, this proxy shall be voted “FOR” the proposal.

The Board of Directors recommends that you vote “FOR” the proposal.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS:

1.	To approve an Agreement and Plan of Reorganization for the Fund providing for the reorganization of the Fund into BNY Mellon Enhanced Dividend and Income ETF.	FOR ☐	AGAINST ☐	ABSTAIN ☐

The Fund's Board of Directors recommends you vote "FOR" approval of the Plan of liquidation and dissolution.

YOUR SIGNATURE ON THIS VOTING INSTRUCTION CARD IS REQUIRED FOR YOUR VOTE TO BE COUNTED. IF YOU ARE NOT VOTING BY

TELEPHONE OR INTERNET, PLEASE BE SURE TO SIGN, DATE, AND RETURN ALL PAGES OF THIS CARD IN THE ENCLOSED ENVELOPE

STATEMENT OF ADDITIONAL INFORMATION
[_____], 2025
Proposed Reorganization of
BNY MELLON INCOME STOCK FUND (a Series of BNY Mellon Funds Trust)
240 Greenwich Street
New York, New York 10286
1-800-373-9387
With and Into
BNY MELLON ENHANCED DIVIDEND AND INCOME ETF (a Series of BNY Mellon ETF Trust II)
240 Greenwich Street
New York, New York 10286
1-833-ETF-BNYM

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated [_____], 2025 relating specifically to the proposed transfer of the assets and liabilities of BNY Mellon Income Stock Fund (the “Fund”), a series of BNY Mellon Funds Trust (the “Fund Trust”), in exchange for whole shares of BNY Mellon Enhanced Dividend and Income ETF (the “Acquiring ETF”), a newly created series of BNY Mellon ETF Trust II (the “ETF Trust II”). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Acquiring ETF’s Statement of Additional Information dated [______], 2025 (EDGAR Accession No. [ ]). [Hyperlink to be added when available.]
2.	The Fund’s Statement of Additional Information dated December 31, 2024 (EDGAR Accession No. 0001111565-24-000057).
3.	The Fund’s Annual Report for the fiscal year ended August 31, 2024 (EDGAR Accession No. 0001741773-24-004277).
4.	The Fund’s Semi-Annual Report for the fiscal period ended February 28, 2025 (EDGAR Accession No. 0001111565-25-000004).

DOCUMENTS INCORPORATED BY REFERENCE

The Acquiring ETF’s Statement of Additional Information is incorporated herein by reference to Post-Effective Amendment No. [__] to the ETF Trust II’s Registration Statement on Form N-1A, filed on [______], 2025 (File No. 333-280471). [Hyperlink to be added when available.]

The Fund’s Statement of Additional Information is incorporated herein by reference to Post-Effective Amendment No. 78 to the Fund Trust’s Registration Statement on Form N-1A, filed on December 27, 2024 (File No. 333-34844). The audited financial statements of the Fund (File No. 811-09903) are incorporated herein by reference to the Fund’s Annual Report for its fiscal year ended August 31, 2024, filed on October 30, 2024. The unaudited financial statements of the Fund are incorporated herein by reference to the Fund’s Semi-Annual Report for the fiscal period ended February 28, 2025, filed on April 24, 2025.

PART C: OTHER INFORMATION

Item 15. Indemnification:

(a)       The Registrant shall indemnify each of its Trustees and officers (including persons who serve at the Registrant's request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Registrant and except that no Covered Person shall be indemnified against any liability to the Registrant or its shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Registrant in advance of the final disposition or any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Registrant if it is ultimately determined that indemnification of such expenses is not authorized under Article 10 of the Registrant's By-Laws, provided that (i) such Covered Person shall provide security for his or her undertaking, (ii) the Registrant shall be insured against losses arising by reason of such Covered Person's failure to fulfill his or her undertaking, or (iii) a majority of the Trustees who are disinterested persons and who are not Interested Persons (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) (provided that a majority of such Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (but not a full trial-type inquiry), that there is reason to believe such Covered Person ultimately will be entitled to indemnification.

(b)      As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication in a decision on the merits by a court, or by any other body before which the proceeding was brought, that such Covered Person either (i) did not act in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Registrant or (ii) is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office, indemnification shall be provided if (i) approved as in the best interest of the Registrant, after notice that it involves such indemnification, by at least a majority of the Trustees who are disinterested persons and are not Interested Persons (as that term is defined in 1940 Act) (provided that a majority of such Trustees then in office act on the matter), upon a determination, based upon a review of readily available facts (but not a full trial-type inquiry) that such Covered Person acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Registrant and is not liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office, or (ii) there has been obtained an opinion in writing

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of independent legal counsel, based upon a review of readily available facts (but not a full trial-type inquiry) to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Registrant and that such indemnification would not protect such Covered Person against any liability to the Registrant to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Registrant or to have been liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

(c)       The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used Article 10 of the Registrant's By-Laws, the term "Covered Person" shall include such person's heirs, executors and administrators, and a "disinterested person" is a person against whom none of the actions, suits or other proceedings in question or another action, suit, or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in Article 10 of the Registrant's By-Laws shall affect any rights to indemnification to which personnel of the Registrant, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Registrant to purchase and maintain liability insurance on behalf of such person.

(d)      Notwithstanding any provisions in the Registrant's Declaration of Trust and By-Laws pertaining to indemnification, all such provisions are limited by the following undertaking set forth in the rules promulgated by the U.S. Securities and Exchange Commission:

In the event that a claim for indemnification is asserted by a Trustee, officer or controlling person of the Registrant in connection with the registered securities of the Registrant, the Registrant will not make such indemnification unless (i) the Registrant has submitted, before a court or other body, the question of whether the person to be indemnified was liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties, and has obtained a final decision on the merits that such person was not liable by reason of such conduct or (ii) in the absence of such decision, the Registrant shall have obtained a reasonable determination, based upon review of the facts, that such person was not liable by virtue of such conduct, by (a) the vote of a majority of Trustees who are neither Interested Persons as such term is defined in the 1940 Act, nor parties to the proceeding or (b) an independent legal counsel in a written opinion.

The Registrant will not advance attorneys' fees or other expenses incurred by the person to be indemnified unless (i) the Registrant shall have received an undertaking by or on behalf of such person to repay the advance unless it is ultimately determined that such person is entitled to indemnification and (ii) one of the following conditions shall have occurred: (a) such person shall provide security for his undertaking, (b) the Registrant shall be insured against losses arising by reason of any lawful advances or (c) a majority of the disinterested, non-party Trustees of the Registrant, or an independent legal counsel in a written opinion, shall have determined that based on a review of readily available facts there is reason to believe that such person ultimately will be found entitled to indemnification.

(e)        Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been

2

advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits:

(1)(a)	Agreement and Declaration of Trust of BNY Mellon ETF Trust II (the "Registrant" or the "Trust"), dated June 24, 2024 (the "Declaration of Trust"), is incorporated herein by reference to Exhibit (a)(1) to the Registrant's initial registration statement on Form N-1A (File Nos. 333-280471 and 811-23977), as filed with the U.S. Securities and Exchange Commission (the "SEC") via EDGAR Accession No. 0002025968-24-000004 on June 26, 2024 ("Initial Form N-1A").

(1)(b)	Registrant's Amended and Restated Agreement and Declaration of Trust, dated September 9, 2024, is incorporated herein by reference to Exhibit (a)(2) of the Registrant's Registration Statement on Form N-1A (File Nos. 333-280471 and 811-23977), as filed with the SEC via EDGAR Accession No. 0002025968-24-000011 on October 11, 2024 ("Pre-Effective Amendment No. 1").

(1)(c)	Registrant's Amended and Restated Agreement and Declaration of Trust, dated October 7, 2024, is incorporated herein by reference to Exhibit (a)(4) of Pre-Effective Amendment No. 1.

(1)(d)	Certificate of Designation to the Declaration of Trust, dated September 13, 2024, relating to BNY Mellon Enhanced Dividend and Income ETF (formerly, BNY Mellon Enhanced Dividend Income ETF) is incorporated herein by reference to Exhibit (a)(5) to Post-Effective Amendment No. 1 to the Registrant's registration statement on Form N-1A (File Nos. 333-280471 and 811-23977), as filed with the SEC via EDGAR Accession No. 0002025968-24-000029 on November 20, 2024 ("Post-Effective Amendment No. 1").

(1)(e)	Certificate of Designation to the Declaration of Trust, dated June 4, 2025, relating to BNY Mellon Enhanced Dividend and Income ETF, is filed herewith.

(2)	Registrant's By-Laws, adopted June 24, 2024, are incorporated herein by reference to Exhibit (b) to Post-Effective Amendment No. 1.

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization is filed herewith.

(5)(a)	See Articles IV and VIII of the Registrant's Amended and Restated Agreement and Declaration of Trust, dated October 7, 2024, which is incorporated by reference as Exhibit (1)(c) above.

(5)(b)	See Articles IX and XII of the Registrant's By-Laws, adopted June 24, 2024, which are incorporated by reference as Exhibit (2) above.

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(6)(a)	Management Agreement between the Registrant and BNY Mellon ETF Investment Adviser, LLC is incorporated herein by reference to Exhibit (d)(1) of Pre-Effective Amendment No. 1.

(6)(b)	Revised Schedule 1 to the Management Agreement, reflecting the addition of BNY Mellon Enhanced Dividend and Income ETF, is filed herewith.

(6)(c)	Sub-Investment Advisory Agreement between BNY Mellon ETF Investment Adviser, LLC and Newton Investment Management North America, LLC (the "NIMNA Sub-Advisory Agreement") is incorporated herein by reference to Exhibit (d)(3) to Pre-Effective Amendment No. 1.

(6)(d)	Revised Schedule 1 to the NIMNA Sub-Advisory Agreement, reflecting the addition of the BNY Mellon Enhanced Dividend and Income ETF, is filed herewith.

(6)(e)	Sub-Sub-Investment Advisory Agreement between Newton Investment Management North America, LLC and Newton Investment Management Limited (the "Sub-Sub-Investment Advisory Agreement") is incorporated herein by reference to Exhibit (d)(4) to Pre-Effective Amendment No. 1.

(6)(f)	Revised Schedule 1 to the Sub-Sub-Investment Advisory Agreement, reflecting the addition of the BNY Mellon Enhanced Dividend and Income ETF, is filed herewith.

(6)(g)	Letter Agreement between BNY Mellon ETF Investment Adviser, LLC and Newton Investment Management North America LLC ("Letter Agreement ") is incorporated herein by reference to Exhibit (d)(5) to Pre-Effective Amendment No. 1.

(6)(h)	Revised Schedule 1 to the Letter Agreement, reflecting the addition of the BNY Mellon Enhanced Dividend and Income ETF, is filed herewith.

(7)(a)	Distribution Agreement between the Registrant and BNY Mellon Securities Corporation is incorporated herein by reference to Exhibit (e)(1) of Pre-Effective Amendment No. 1.

(7)(b)	Revised Exhibit A to the Distribution Agreement, reflecting the addition of the BNY Mellon Enhanced Dividend and Income ETF, is filed herewith.

(7)(c)	Form of Authorized Participant Agreement is incorporated herein by reference to Exhibit (e)(2) of Pre-Effective Amendment No. 1.

(8)	Not applicable.

(9)	(a) Custody Agreement between the Registrant and The Bank of New York Mellon is incorporated herein by reference to Exhibit (g) of Pre-Effective Amendment No. 1.

(9)(b)	First Amendment to the Custody Agreement is incorporated herein by reference to Exhibit (g)(2) to Post-Effective Amendment No. 1.

(9)(c)	Form of Second Amendment to the Custody Agreement, reflecting the addition of the BNY Mellon Enhanced Dividend and Income ETF, is filed herewith.

(10)(a)	Plan of Distribution pursuant to Rule 12b-1 is incorporated herein by reference to Exhibit (m) of Pre-Effective Amendment No. 1.

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(10)(b)	Revised Schedule A to the Plan of Distribution, reflecting the addition of the BNY Mellon Enhanced Dividend and Income ETF, is filed herewith.

(11)	Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, regarding the legality of the securities being registered is filed herewith.

(12)	Form of Opinion of Counsel, Morgan, Lewis & Bockius LLP, regarding tax matters is filed herewith.

(13)(a)	Fund Administration and Accounting Agreement between the Registrant and The Bank of New York Mellon is incorporated herein by reference to Exhibit (h)(1) to the Registrant's registration statement on Form N-1A (File no. 333-280471 and 811-23977), as filed with the SEC via Edgar Accession No. 0002025968-24-000015 on October 21, 2024.

(13)(b)	First Amendment to the Fund Administration and Accounting Agreement is incorporated herein by reference to Exhibit (h)(2) to Post-Effective Amendment No. 1.

(13)(c)	Form of Second Amendment to the Fund Administration and Accounting Agreement, reflecting the addition of the BNY Mellon Enhanced Dividend and Income ETF, is filed herewith.

(13)(d)	Transfer Agency and Service Agreement between the Registrant and The Bank of New York Mellon is incorporated by herein by reference to Exhibit (h)(2) of Pre-Effective Amendment No. 1.

(13)(e)	First Amendment to the Transfer Agency and Service Agreement is incorporated herein by reference to Exhibit (h)(5) to Post-Effective Amendment No. 1.

(13)(f)	Form of Second Amendment to the Transfer Agency and Service Agreement, reflecting the addition of the BNY Mellon Enhanced Dividend and Income ETF, is filed herewith.

(13)(g)	Form of Rule 12d1-4 Fund of Funds Investment Agreement is incorporated herein by reference to Exhibit (h)(3) of Pre-Effective Amendment No. 1.

(14)	Consent of independent registered public accounting firm, KPMG LLP, is filed herewith.

(15)	Not applicable.

(16)	Powers of Attorney are filed herewith.

(17)	Not applicable.

(18)	Not applicable.

Item 17. Undertakings:

(1)	The undersigned Registrant agrees that, prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

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(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

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SIGNATURES

As required by the Securities Act of 1933, as amended, this registration statement has been signed on behalf of the Registrant, in the City of New York, and State of New York on the 16th day of June, 2025.

BNY Mellon ETF Trust II

By:	/s/ Lisa M. King
Lisa M. King
Vice President and Assistant Secretary

As required by the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ David DiPetrillo*	President (Principal Executive Officer)	June 16, 2025
David DiPetrillo
/s/ James Windels*	Treasurer (Principal Financial and Accounting Officer)	June 16, 2025
James Windels
/s/ J. Charles Cardona*	Chairman of the Board	June 16, 2025
Charles Cardona
/s/ Kristen M. Dickey*	Board Member	June 16, 2025
Kristen M. Dickey
/s/ F. Jack Liebau, Jr.*	Board Member	June 16, 2025
F. Jack Liebau, Jr.
Jill I. Mavro*	Board Member	June 16, 2025
Jill Mavro
/s/ Kevin W. Quinn*	Board Member	June 16, 2025
Kevin W. Quinn
/s/ Stacy L. Schaus*	Board Member	June 16, 2025
Stacy L. Schaus
*By: /s/ Lisa M. King
Lisa M. King Attorney-in-Fact

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EXHIBIT INDEX

Exhibit No. Exhibit

(1)(e)	Certificate of Designation to the Declaration of Trust

(4)	Form of Agreement and Plan of Reorganization

(6)(b)	Revised Schedule 1 to the Management Agreement

(6)(d)	Revised Schedule 1 to the NIMNA Sub-Advisory Agreement

(6)(f)	Revised Schedule 1 to the Sub-Sub-Investment Advisory Agreement

(6)(h)	Revised Schedule 1 to the Letter Agreement

(7)(b)	Revised Exhibit A to the Distribution Agreement

(9)(c)	Form of Second Amendment to the Custody Agreement between the Registrant and The Bank of New York Mellon

(10)(b)	Revised Schedule A to the Plan of Distribution

(11)	Opinion and Consent of Morgan, Lewis & Bockius LLP regarding the legality of the securities being registered

(12)	Form of Opinion of Morgan, Lewis & Bockius LLP regarding tax matters

(13)(c)	Form of Second Amendment to the Fund Administration and Accounting Agreement between the Registrant and The Bank of New York Mellon

(13)(f)	Form of Second Amendment to the Transfer Agency and Service Agreement between the Registrant and The Bank of New York Mellon

(14)	Consent of independent registered public accounting firm, KPMG LLP

(16)	Powers of Attorney

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